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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Jones Energy, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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JONES ENERGY, INC.
807 Las Cimas Parkway, Suite 350
Austin, Texas 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 4, 2016

To the Stockholders of Jones Energy, Inc.:

         You are cordially invited to attend the 2016 annual meeting of stockholders of Jones Energy, Inc. This is your notice for the meeting.

TIME AND DATE:	9:30 a.m. Central Time on May 4, 2016
PLACE:	Jones Energy, Inc., 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746
ITEMS OF BUSINESS:	• To elect two directors to serve as the Class III directors, each for a three-year term;
• To ratify PricewaterhouseCoopers LLP as independent registered public accounting firm of Jones Energy, Inc. for the fiscal year ending December 31, 2016;
• To approve the Amended and Restated Jones Energy, Inc. 2013 Omnibus Incentive Plan;
• To approve the Amended and Restated Jones Energy, Inc. 2013 Short-Term Incentive Plan; and
• To transact such other business as may properly come before the annual meeting and any reconvened meeting following any adjournments or postponements of the meeting.
RECORD DATE:
The record date for the annual meeting is March 9, 2016. Only stockholders of record at the close of business on that date may vote at the annual meeting or any adjournment or postponement of the meeting.
PROXY VOTING:
YOUR VOTE IS IMPORTANT. Whether or not you expect to attend the annual meeting in person, please submit your proxy or voting instructions over the telephone, the internet or by mail as soon as possible to ensure that your shares are represented at the annual meeting and your vote is properly recorded. Even if you vote by one of these methods, you may still vote in person if you attend the annual meeting. For specific voting information, please see Questions and Answers About the Annual Meeting beginning on page 1 of the Proxy Statement that follows. Even if you plan to attend the meeting, please sign, date and return the enclosed proxy card or submit your proxy using the internet or telephone procedures described on the proxy card.

By Order of the Board of Directors,

Jonny Jones Founder, Chairman and Chief Executive Officer

Austin, Texas
April 1, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SHAREHOLDER MEETING TO BE HELD MAY 4, 2016
The proxy statement and annual report to stockholders are available at:
http://www.viewproxy.com/jonesenergy/2016

JONES ENERGY, INC.
807 Las Cimas Parkway, Suite 350
Austin, Texas 78746

PROXY STATEMENT

2016 Annual Meeting of Stockholders
To Be Held on May 4, 2016

        The accompanying proxy, mailed together with this proxy statement, is being furnished to you in connection with the solicitation of proxies by and on behalf of the Board of Directors of Jones Energy, Inc. (the "Board") for use at our 2016 Annual Meeting of Stockholders (the "Annual Meeting") or at any reconvened meeting after any adjournments or postponements thereof. This proxy statement and accompanying proxy were first mailed to our stockholders on or about April 1, 2016. Unless the context requires otherwise, the terms "Jones Energy," "the Company," "our," "we," "us" and similar terms refer to Jones Energy, Inc., together with its consolidated subsidiaries.

        The Annual Meeting will be held on May 4, 2016, at 9:30 a.m. Central Time, at the Jones Energy, Inc. offices, located at 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746. You can obtain directions to the Annual Meeting by calling our Investor Relations line at 512.493.4834. Only holders of record of shares at the close of business on March 9, 2016 (the "Record Date") were entitled to notice of, and are entitled to vote at, the Annual Meeting and any reconvened meeting following any adjournments or postponements thereof, unless such adjournment or postponement is for more than 30 days, in which event we will set a new record date.

        You can vote your shares at the meeting or by telephone, over the Internet or by completing, signing, dating and returning your proxy in the enclosed envelope.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Questions		Answers
Q:	What is the purpose of the Annual Meeting?	A:	To vote on the following proposals: • To elect two directors to serve as the Class III directors, each for a three-year term;
• To ratify PricewaterhouseCoopers LLP as independent registered public accounting firm of Jones Energy, Inc. for the fiscal year ending December 31, 2016;
• To approve the Amended and Restated Jones Energy, Inc. 2013 Omnibus Incentive Plan;
• To approve the Amended and Restated Jones Energy, Inc. 2013 Short-Term Incentive Plan; and
• To transact such other business as may properly come before the annual meeting and any reconvened meeting following any adjournments or postponements of the meeting.
Q:	How does the Board recommend I vote on these proposals?	A:	The Board recommends a vote: • FOR the election of Alan D. Bell and Gregory D. Myers as Class III directors;

Questions		Answers
• FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;
• FOR the Amended and Restated Jones Energy, Inc. 2013 Omnibus Incentive Plan; and
• FOR the Amended and Restated Jones Energy, Inc. 2013 Short-Term Incentive Plan.
Q:	Why did I receive a full set of proxy materials?	A:
Pursuant to rules promulgated by the Securities and Exchange Commission ("SEC"), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of the proxy material on the Internet. Our Board has made these proxy materials available to you on the Internet on or about April 1, 2016, at: http://www.viewproxy.com/jonesenergy/2016
Q:	Who is making this solicitation?	A:	This proxy for the Annual Meeting is being solicited on behalf of the Board of Jones Energy, Inc.
Q:	Who is entitled to vote at the meeting?	A:
Stockholders Entitled to Vote: Stockholders who our records show owned shares of our Common Stock (as defined below) as of the close of business on the Record Date may vote at the Annual Meeting. On the Record Date, we had 30,550,907 shares of Class A common stock (the "Class A Shares") outstanding and 31,273,130 shares of Class B common stock (the "Class B Shares," and together with the Class A Shares, the "Common Stock") outstanding. All of the outstanding Class B Shares are owned by affiliates of Metalmark Capital Partners ("Metalmark"), Wells Fargo Central Pacific Holdings, Inc. ("Wells Fargo") and entities directly or indirectly owned or controlled by Jonny Jones, our Chairman of the Board and Chief Executive Officer, and/or his immediate family (the "Jones Family Entities," and collectively with Metalmark and Wells Fargo, the "Pre-IPO Owners").

Registered Stockholders: If your shares are registered directly in your name with Jones Energy's transfer agent, you are considered the holder of record with respect to those shares. As the holder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Questions		Answers

Street Name Stockholders: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and your broker or nominee is considered the holder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy. Street name stockholders wishing to attend the Annual Meeting in person should also bring proof of ownership, such as a brokerage statement, showing their ownership of stock as of the Record Date.
Q:	How can I vote my shares?	A:	Registered Stockholders: Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:

•

By mail. Complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to Vote Processing, c/o Alliance Advisors LLC, PO Box 2400, Pittsburgh, PA 15230-9763. Alliance Advisors must receive the proxy card not later than May 3, 2016, the day before the annual meeting, for your mailed proxy to be valid and your vote to count. Your shares will be voted according to your instructions. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors;

•

By telephone. Call 1-888-693-8683, toll free from the United States, Canada and Puerto Rico, and follow the recorded instructions. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m., Eastern Daylight Time, on May 3, 2016, the day before the annual meeting, for your telephonic proxy to be valid and your vote to count;

Questions	Answers

•

By internet. Access the secure website registration page through the internet at www.cesvote.com. Use the vote control number printed on your enclosed proxy card to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m., Eastern Daylight Time, on May 3, 2016, the day before the annual meeting, for your proxy to be validly submitted over the Internet and your vote to count.

Please note that the internet and voting facilities for registered stockholders will close at 11:59 p.m. Eastern Daylight Time on May 3, 2016.

Street Name Stockholders: If you hold your shares through a broker, bank or other nominee, you should receive instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, if you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting. Street name stockholders may generally vote by one of the following methods:
• By mail. You will receive instructions from your bank, brokerage firm, or other nominee explaining how you can vote your shares by mail. You should follow those instructions;

•

By methods listed on Voting Instruction Card. Please refer to your voting instruction card or other information provided by your bank, broker, nominee or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the holder of record

•

In person with a proxy from the record holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank, brokerage firm or other nominee. Please consult the voting instruction card provided to you by your bank, broker or other nominee to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Questions		Answers
Q:	Can I attend the meeting in person?	A:
Yes. You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of the Record Date. In order to enter the Annual Meeting, you must present a form of photo identification acceptable to us, such as a valid driver's license or passport. Please note that since a street name stockholder is not the holder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker's procedures for obtaining a legal proxy.
Q:	If I submit a proxy, how will it be voted?	A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under "Can I change my vote?"
Q:	Can I change my vote?	A:
Yes. You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise our Corporate Secretary at our principal executive offices (807 Las Cimas Parkway, Suite 350, Austin, Texas 78746) in writing before the proxy holders vote your shares, (iii) deliver later dated and signed proxy instructions (which must be received prior to the Annual Meeting) or (iv) vote again on a later date on the internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted).
Q:	What happens if I decide to attend the Annual Meeting, but I have already voted or submitted a proxy covering my shares?	A:
You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee is the record holder of your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a legal proxy from the holder of record of the shares giving you the right to vote the shares.

Questions		Answers
Q:	What quorum is required for the Annual Meeting?	A:
The presence, in person or by proxy, of the holders as of the Record Date of a majority of the voting power of the issued and outstanding Common Stock entitled to vote at the meeting is required for the Annual Meeting to proceed. Withheld votes, abstentions and broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner and when the broker does not otherwise have discretionary power to vote on a particular matter) will count as present for purposes of establishing a quorum on the proposals.
Q:	How are votes counted?	A:
The Class A Shares and Class B Shares are voting together as a single class on all matters described in this Proxy Statement for which your proxy is being solicited. Each share of Common Stock entitles its holder to one vote per share on all matters. There is no cumulative voting.
Q:	How many votes are needed to approve each proposal?	A:
Election of Class III Directors: Each Class III director is elected by a plurality of the voting power of the Class A Shares and the Class B Shares, voting together as a single class, present and in person or represented by a proxy and entitled to vote on the election of directors. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Ratification of Independent Registered Public Accounting Firm: The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm requires the affirmative vote of the majority of shares cast on the matter. Abstentions shall not be considered as votes cast.

Approval of Amended and Restated Jones Energy, Inc. 2013 Omnibus Incentive Plan: The amended and restated Jones Energy, Inc. 2013 Omnibus Incentive Plan, which includes an increase of the number of authorized shares, requires the affirmative vote of the majority of shares cast on the matter. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Approval of Amended and Restated Jones Energy, Inc. 2013 Short-Term Incentive Plan: The Amended and Restated Jones Energy, Inc. 2013 Short-Term Incentive Plan requires the affirmative vote of the majority of shares cast on the matter. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Questions		Answers
Q:	What are broker non-votes?	A:
Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole "routine" matter—the ratification of the appointment of the Company's independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors, the Amended and Rrestated Jones Energy, Inc. 2013 Omnibus Incentive Plan or the Amended and Restated Jones Energy, Inc. 2013 Short-Term Incentive Plan. Broker non-votes do not count for voting purposes, but are considered "present" at the meeting for purposes of determining whether a quorum exists.
Q:	Who will tabulate the votes?	A:	Jones Energy has designated a representative of Alliance Advisors, LLC as the Inspector of Election who will tabulate the votes.
Q:	Who pays for the proxy solicitation process?	A:
Jones Energy will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.
Q:	May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?	A:
Yes. You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the proxy rules established by the SEC and our amended and restated bylaws ("Bylaws"), as applicable. In order for a stockholder proposal to be included in our proxy statement and form of proxy relating to the meeting for our 2017 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the proposal must be received by us no later than January 4, 2017.

Questions		Answers

If a stockholder intends to submit a proposal that is not intended to be included in our proxy statement, or a nomination for director for our 2017 Annual Meeting of Stockholders, the stockholder must give us notice in accordance with the requirements set forth in our Bylaws no later than February 3, 2017 and no earlier than January 4, 2017. If the date of the 2017 Annual Meeting is more than 30 days before or more than 70 days after May 4, 2017, notice by the stockholder must be received no earlier than the 120th day prior to the new meeting date and no later than the 90th day prior to the scheduled meeting date or, if less than 100 days' prior notice or public disclosure of the scheduled meeting date is given or made, the 10th day following the earlier of the date on which the notice of such meeting was mailed to stockholders or the date on which public announcement of the date of the 2017 Annual Meeting is first made by Jones Energy. Our Bylaws require that certain information and acknowledgments with respect to the proposal or the nominee, as applicable, and the stockholder making the proposal or the nomination be set forth in the notice. Our Bylaws have been publicly filed with the SEC and can also be found on our website at www.jonesenergy.com in the Corporate Governance section of our Investor Relations webpage.
Q:	What should I do if I get more than one proxy or voting instruction card?	A:
Stockholders may receive more than one set of voting materials, these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote in accordance with all sets of proxy materials you receive relating to our Annual Meeting to ensure that all of your shares are counted.
Q:	How do I obtain a separate set of proxy materials or request a single set for my household?	A:
We have adopted a procedure approved by the SEC called "householding." Under this procedure, stockholders who have the same address and last name will receive only one copy of the proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to be able to access or receive a separate proxy card.

Questions	Answers

If you are a registered stockholder and wish to receive a separate set of proxy materials, please request the additional copy by contacting our transfer agent, American Stock Transfer & Trust Company, LLC, by telephone at 1-888-776-9962 (U.S.) or 1-718-921-8562 (outside the U.S.), or by email at info@amstock.com. If you hold your shares beneficially and wish to receive a separate set of proxy materials, please contact your bank or broker. If any stockholders in your household wish to receive a separate annual report and a separate proxy statement in the future, they may contact Investor Relations, Jones Energy, Inc., 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746. They may also send an email to Investor Relations at ir@jonesenergy.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and proxy statements by contacting Investor Relations.

PROPOSAL ONE:
ELECTION OF CLASS III DIRECTORS

        At the recommendation of the Nominating and Corporate Governance Committee of the Board (the "Nominating Committee"), the Board has nominated the following individuals for election as Class III directors of the Company to serve for a three year term beginning at the Annual Meeting and expiring in 2019 and until either they are re-elected or their successors are elected and qualified:

Mr. Alan D. Bell
Mr. Gregory D. Myers

        Messrs. Bell and Myers are currently serving as directors of the Company. Additional information about the nominees, including biographical information and qualifications, is contained below under the caption "Board of Directors and Corporate Governance—Information about the Directors and Nominees."

        Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Messrs. Bell and Myers. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF ALAN D. BELL AND GREGORY D. MYERS AS CLASS III DIRECTORS.

 BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Structure

        Our business and affairs are managed under the direction of the Board. Our amended and restated certificate of incorporation provides that our Board consist of between 1 and 11 directors. Our Board currently consists of 7 directors. Pursuant to a Registration Rights and Stockholders Agreement, dated July 29, 2013 (the "Registration Rights and Stockholders Agreement"), Metalmark and the Jones Family Entities are each entitled to nominate two directors for election to the Board. The Registration Rights and Stockholders Agreement also requires the stockholders party thereto to take all necessary actions, including voting their shares of Common Stock, for the election of these nominees. Please see "Certain Relationships and Related Person Transactions—Registration Rights and Stockholders Agreement."

        Our Board is divided into three classes, with one class being elected at each annual meeting of stockholders. Each director serves a three-year term, with termination staggered according to class. Jonny Jones, Howard I. Hoffen and Robb L. Voyles have been assigned to Class I, Mike S. McConnell and Halbert S. Washburn have been assigned to Class II and Alan D. Bell and Gregory D. Myers have been assigned to Class III. For as long as Metalmark or the Jones Family Entities are entitled to nominate two directors for election to the Board, each of their respective director nominees shall be assigned to a different class.

Information about the Directors and Nominees

        Set forth below is information regarding our directors and the nominees as of March 1, 2016. All of the candidates for election at this meeting are currently serving as our directors.

Name	Age	Position
Class I
Jonny Jones	56	Chairman of the Board and Chief Executive Officer
Howard I. Hoffen	52	Director
Robb L. Voyles	58	Director
Class II
Mike S. McConnell	55	Director and President
Halbert S. Washburn	55	Director
Class III
Alan D. Bell	70	Director
Gregory D. Myers	45	Director

Business Experience and Qualifications of Directors

  Class I Directors (Current Terms Will Expire at the 2017 Annual Meeting)

        Jonny Jones has served as Chairman of our board of directors since 2009 and as the principal executive officer of the company since 1988. Prior to founding the company in 1988, Mr. Jones worked for subsidiaries and affiliates of BP plc as a geologist. Mr. Jones is a third generation explorationist with over 30 years of experience in the oil and gas industry focusing on the U.S. mid-continent. Mr. Jones is currently Chairman of the Texas Oil and Gas Association and serves on the executive committee of the US Oil & Gas Association. He received the Ernst & Young Entrepreneur of the Year 2012 Award for Central Texas. He has previously served on the Advisory Council of the University of Oklahoma School of Geology and Geophysics and has been actively involved in fund raising efforts at the school. Mr. Jones is a member of the Independent Petroleum Association of America, where he previously served on the Board of Directors. He is also a member of the American Association of Petroleum Geologists. Mr. Jones holds a B.S. in Geology from the University of Oklahoma and an M.A. in Geology from the University of Texas at Austin. Because of his extensive knowledge of the oil and gas industry and our operations developed through his role as our founder, as well as his substantial business, leadership and management experience, we believe that Mr. Jones is a valuable member of our Board.

        Howard I. Hoffen has served on our board of directors since December 2009. Mr. Hoffen is currently the Chairman, Chief Executive Officer, and a Managing Director of Metalmark Capital II LLC, a private equity firm which he joined as a founding member in 2004. Prior to that, Mr. Hoffen served as Chairman and Chief Executive Officer of Morgan Stanley Capital Partners from 2001 to 2004, after having performed various roles in the private equity group since he joined Morgan Stanley in 1985. He also serves as a Director of EnerSys, Pacific Coast Energy Holdings LLC (the general partner of Pacific Coast Oil Trust) and several private companies. Mr. Hoffen received an M.B.A. degree from Harvard Business School and a B.S. degree from Columbia University. We believe that Mr. Hoffen's many years of investing experience, as well as his in-depth knowledge of the oil and gas industry generally, and Jones Energy in particular, provide him with the necessary skills to be a member of the Board of Jones Energy.

        Robb L. Voyles has served on our board of directors since July 2014. Mr. Voyles currently serves as Executive Vice President and General Counsel for Halliburton. Prior to joining Halliburton in September 2013, Mr. Voyles was a senior partner at Baker Botts L.L.P. where he had practiced law since 1987 and where he served as the Chair of the Litigation Department and a member of its executive committee. He holds a Juris Doctor degree, magna cum laude, from the University of Michigan Law School and a B.B.A. in accounting, summa cum laude, from the University of Dayton. We believe that Mr. Voyles' experience within the legal profession and his current role as an executive in the energy industry provide him with the necessary skills to be a valuable member of the Board of Jones Energy.

  Class II Directors (Current Terms Will Expire at the 2018 Annual Meeting)

        Mike S. McConnell has served as the President of the company since 2004 and as a director since 2009. Mr. McConnell has over 30 years of domestic and international energy experience. Prior to joining the company in 2004, he served in senior management positions in a wide variety of areas in the energy business, including as the Chief Executive Officer of the Generation and Production Group for Enron Corp during bankruptcy from 2002 until 2003. He was the Chief Executive Officer of Enron Global Markets, LLC from 2000 until 2001. Prior to these assignments, Mr. McConnell served in the technology area for the company as Vice Chairman and Chief Operating Officer for Enron NetWorks and Chief Executive Officer of Global Technology from 1999 to 2000 and as President of Houston Pipe Line and Louisiana Resources Company from 1997 until 1999. He served as the chairman of the Price Business School Board of Advisors for the University of Oklahoma from 2010 until 2012 and is currently Vice Chairman of the Natural Gas Committee and a Director of the Independent Petroleum Association of America. Mr. McConnell graduated from the University of Oklahoma in 1982 with a B.B.A. in Petroleum Land Management with an emphasis on Law. Because of his wide-ranging experience in the oil and gas industry, including his financial management expertise, we believe Mr. McConnell is a valuable member of our Board.

        Halbert S. Washburn has served as a director of the company since September 2013 and as the Chief Executive Officer of BreitBurn GP, LLC, the general partner of BreitBurn Energy Partners, L.P. ("BreitBurn"), since April 2010. Prior to these positions, he served as Co-Chief Executive Officer and a director of BreitBurn GP, LLC from March 2006 until April 2010 and was the chairman of the board of directors of BreitBurn GP, LLC from July 2008 to April 2010. Mr. Washburn also currently serves as the President and a director of Pacific Coast Energy Holdings LLC, the indirect owner of Pacific Coast Energy Company LP ("PCEC"), the predecessor to BreitBurn, and is the co-founder and was the Co-Chief Executive Officer of PCEC's predecessors from 1988 to 2012. Since December 2005, Mr. Washburn has served as a member of the board of directors and the compensation committee of Rentech, Inc., a publicly traded alternative fuels company. Mr. Washburn also served on the audit committee of Rentech, Inc. from 2005 until 2012. In June 2011, he was appointed Chairman of the Rentech, Inc. board of directors. From July 2011 to April 2015, Mr. Washburn served on the board of directors of Rentech Nitrogen Partners, L.P., a nitrogen fertilizer company formed by Rentech, Inc. as a publicly traded master limited partnership. He has been a member of the California Independent Petroleum Association since 1995 and served as chairman of the executive committee of the board of directors from 2008 to 2010. He has also served as a board member, including chairman of the board of directors, of the Stanford University Petroleum Investments Committee. Mr. Washburn holds a B.S. degree in Petroleum Engineering from Stanford University. Because of his distinguished career as an executive in the oil and gas industry and his more than 25 years of management experience in the industry, the Board has determined that Mr. Washburn's experience serving on boards of directors of both public and private companies allows him to provide the company with a variety of perspectives on corporate governance and other issues.

  Class III Directors (Current Terms Will Expire at the 2016 Annual Meeting)

        Alan D. Bell has served as a director of the company since July 2013. Mr. Bell is a retired senior audit partner in the energy industry. Prior to his retirement in 2006, Mr. Bell served as the Director of the Southwest Area Energy Practice at Ernst & Young LLP since 1998, after having performed various roles in the firm since joining in 1973. Mr. Bell began his career as a petroleum engineer at Chevron Oil Company from 1969 to 1972. Mr. Bell currently serves as a director and audit committee chair of Approach Resources Inc., an exploration and development company. Mr. Bell is a director of the National Association of Corporate Directors (NACD)—North Texas Chapter. Mr. Bell is a NACD Board Leadership Fellow. Mr. Bell previously served as a director of Dune Energy, Inc. from May 2007 until January 2012, Toreador Resources Corporation from August 2006 until June 2009 and Central Energy GP LLC from November 2013 to December 2015. Mr. Bell also served as the Chief Restructuring Officer of Energy Partners Ltd. (now known as EPL Oil & Gas, Inc.) from March to September 2009. Mr. Bell was hired by the Board of Directors of Energy Partners to manage daily operations, reduce costs, negotiate a pre-arranged bankruptcy and manage the company during a complex Chapter 11 process. Mr. Bell is a member of the American Institute of Certified Public Accountants, the Texas Society of Certified Public Accountants and the Society of Petroleum Engineers. Mr. Bell earned a Petroleum Engineering degree from the Colorado School of Mines and MBA from Tulane University. We believe that Mr. Bell's financial and accounting experience and deep technical knowledge as an engineer make him a valuable member of our Board.

        Gregory D. Myers has served on our board of directors since December 2009. Mr. Myers is a Managing Director of Metalmark Capital II LLC, a private equity firm which he joined as a founding member in 2004. Prior to that, Mr. Myers was a senior investment professional at Morgan Stanley Capital Partners from 1998 until 2004. Mr. Myers also serves as a director of Pacific Coast Energy Holdings LLC (the general partner of Pacific Coast Oil Trust, NYSE: ROYT) and several private companies in the energy industry. Previously, Mr. Myers served as a Director and Chairman of the Compensation Committee and Member of the Corporate Governance and Nominating Committee for Union Drilling, Inc. (NASDAQ: UDRL). He has a B.A. and B.S. from the University of Pennsylvania and an M.B.A. from the Harvard Business School. We believe that Mr. Myers' extensive investing and financial experience and knowledge of the oil and gas industry and our operations provide him with the necessary skills to be a member of our Board.

        No family relationship exists among any of the directors, nominees or executive officers. Except with respect to the rights of Metalmark and the Jones Family Entities to nominate directors for election pursuant to the Registration Rights and Stockholders Agreement, no arrangement or understanding exists between any director, nominee, or executive officer and any other person pursuant to which any director, nominee or executive officer was selected as a director, nominee or executive officer of the Company.

Meetings of the Board

        The Board met five times during 2015. Jones Energy's directors, on average, attended approximately 95 percent of Board and applicable committee meetings during 2015. No director attended less than 75 percent of such meetings. Additionally, while the Company has no formal policy regarding director attendance at its annual meeting of stockholders, Jones Energy's directors are encouraged to attend the Company's annual meetings. All of our seven directors attended the 2015 annual meeting of stockholders.

        The non-management members of the Board regularly hold executive sessions, and the independent directors hold executive sessions at least annually. The Chairman of the Audit Committee, currently Alan Bell, presides over any executive session of the Board in which the members of our management are not present.

Corporate Governance

        The Board acts as the ultimate decision-making body of the Company and advises and oversees management, who are responsible for the day-to-day operations and management of the Company. In carrying out its responsibilities, the Board reviews and assesses the Company's long-term strategy and its strategic, competitive and financial performance. The Board has adopted corporate governance guidelines that serve as a flexible framework within which the Board and its committees operate. These guidelines cover a number of areas including the size and composition of the board, board membership criteria and director qualifications, director responsibilities, board agenda, roles of the chairman of the board, chief executive officer and presiding director, meetings of independent directors, committee responsibilities and assignments, board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning. A copy of our corporate governance guidelines can be found on our website at www.jonesenergy.com in the Corporate Governance section of our Investor Relations webpage.

Director Independence

        The Board has affirmatively determined that Messrs. Voyles, Bell, Hoffen, Myers and Washburn are independent directors under the applicable rules of the New York Stock Exchange (the "NYSE"), and that Messrs. Voyles, Bell and Washburn are also independent directors as such term is defined in Rule 10A-3(b)(1) under the Exchange Act for purposes of their service on the Audit Committee.

Board Committees

        The Board has three standing committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board has adopted a written charter for each committee that sets forth the committee's purpose, composition, authority and responsibilities. Each charter can be found on our website at www.jonesenergy.com in the Corporate Governance section of our Investor Relations webpage.

  Audit Committee

        The Audit Committee has the authority to, among other things:

  •
  approve and retain the independent registered public accounting firm to conduct the annual audit of our books and records and approve the audit fees to be paid;

  •
  review the independence and performance of the independent registered public accounting firm;

  •
  review the proposed scope and results of the audit;

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  review and pre-approve the independent registered public accounting firm's audit and non-audit services rendered;

  •
  review and approve transactions between us and our directors, officers and affiliates;

  •
  oversee internal audit functions and our compliance with legal and regulatory requirements; and

  •
  prepare the report of the audit committee that SEC rules require to be included in our annual meeting proxy statement.

        Our Audit Committee is currently comprised of Messrs. Voyles, Bell and Washburn. Mr. Bell serves as chair of the Audit Committee and also qualifies as an "audit committee financial expert" as such term has been defined by the SEC in Item 401(h)(2) of Regulation S-K. Our Board has affirmatively determined that Messrs. Voyles, Bell and Washburn meet the definition of an "independent director" for the purposes of serving on the Audit Committee under applicable SEC and NYSE rules. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the NYSE. Members of the Audit Committee are limited to serving on no more than two other public company audit committees, unless expressly approved by the Board after determining that simultaneous service would not impair the ability of such member to effectively serve on the Company's Audit Committee. Our Audit Committee met four times in 2015.

  Compensation Committee

        The primary purposes of our Compensation Committee are to, among other things:

  •
  review and recommend the compensation arrangements for officers and other employees;

  •
  establish and review general compensation policies with the objective to attract and retain superior talent, to reward individual performance and to achieve our financial goals; and

  •
  administer our incentive compensation and benefits plans, including our stock incentive plan.

        The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to subcommittees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company's management, other members of the Board, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may deem necessary in an informational or advisory capacity.

        The Compensation Committee reviews and approves corporate goals and objectives relevant to the compensation of the executive officers, evaluates the executive officers' performance at least annually in light of those goals and objectives, and determines the executive officers' compensation level based on this evaluation. In determining the long-term incentive component of the executive officers' compensation, the Compensation Committee should consider the Company's performance and relative stockholder return, the value of similar incentive awards to executive officers at comparable companies, the awards given to the Company's executive officers in past years and such other factors as the Compensation Committee deems appropriate and in the best interest of the Company.

        Our Board annually considers the performance of our Chief Executive Officer. Meetings to determine the compensation of the Chief Executive Officer must be held in executive session. Meetings to determine the compensation of any officer of the Company, other than the Chief Executive Officer, may be attended by the Chief Executive Officer, but the Chief Executive Officer may not vote on these matters.

        The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer or officer compensation, including employment contracts and change in control provisions. The Compensation Committee has sole authority to approve the consultant's fees and other retention terms and has authority to cause the Company to pay the fees and expenses of such consultants. In 2015, Frederic W. Cook & Co., Inc. ("F.W. Cook") provided the Compensation Committee with objective and expert analyses, independent advice, and information with respect to executive compensation. F.W. Cook did not provide other consulting services to the Compensation Committee. The Compensation Committee concluded that no conflict of interest exists that would prevent F.W. Cook from independently representing the Compensation Committee.

        Our Compensation Committee is currently comprised of Messrs. Bell, Myers and Washburn, with Mr. Myers serving as the chair. Our Board has affirmatively determined that Messrs. Bell, Myers and Washburn meet the definition of an "independent director" for the purposes of serving on the Compensation Committee under applicable NYSE rules. Our Compensation Committee met four times in 2015.

  Nominating and Corporate Governance Committee

        The primary purposes of our Nominating Committee are to, among other things:

  •
  identify, evaluate and recommend qualified nominees for election to the Board;

  •
  develop, recommend to the Board and oversee a set of corporate governance principles applicable to our company;

  •
  oversee the evaluation of the Board and management; and

  •
  develop and maintain a management succession plan.

        In evaluating the suitability of candidates, the Board and the Nominating Committee take into account many factors. These factors may include, among other things, an individual's character, business experience, qualifications, attributes and skills such as relevant industry knowledge, specific experience with technology, accounting, finance, leadership, operations, strategic planning, and international markets; independence; judgment; integrity; the ability to commit sufficient time and attention to the activities of the Board; diversity of occupational and personal backgrounds on the Board; and the absence of potential conflicts with the Company's interests.

        The Board believes that its membership should reflect a diversity of experience, gender, race, ethnicity and age, and the Nominating Committee's charter requires that it take into account such diversity in making director recommendations. The Nominating Committee will assess the effectiveness of this approach as part of its annual review of its charter and our Corporate Governance Guidelines. The Nominating Committee will select qualified nominees and review its recommendations with the Board, which will decide whether to invite the nominees to join the Board. When evaluating the suitability of an incumbent director for nomination or re-election, the Board and the Nominating Committee also consider the director's past performance, including attendance at meetings and participation in and contributions to the activities of the Board.

        Our Nominating Committee is currently comprised of Messrs. Bell, Voyles and Washburn, with Mr. Voyles serving as the chair. Our Board has affirmatively determined that Messrs. Bell, Voyles and Washburn meet the definition of an "independent director" for the purposes of serving on the Nominating Committee under applicable NYSE rules. Our Nominating Committee met one time in 2015.

Compensation Committee Interlocks and Insider Participation

        None of our officers or employees will be members of the Compensation Committee. None of our executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee. No member of our Board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company.

Code of Business Conduct and Ethics

        We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. These standards are designed to deter wrongdoing and to promote honest and ethical conduct. The code of business conduct and ethics is available on our website at www.jonesenergy.com in the Corporate Governance section of our Investor Relations webpage. Any waiver of the code for directors or executive officers may be made only by our Board or a Board committee to which the Board has delegated that authority and will be promptly disclosed to our stockholders as required by applicable U.S. federal securities laws and the corporate governance rules of the NYSE. Amendments to the code must be approved by our Board and will be promptly disclosed (other than technical, administrative or non-substantive changes).

Any amendments to the code, or any waivers of its requirements, for which disclosure is required, will be disclosed on our website.

Director Nominations

        Subject to the rights of Metalmark and the Jones Family Entities to nominate directors to the Board, the Board is responsible for selecting candidates to fill vacancies on the Board and for nominating individuals for election as directors by the stockholders, in each case, based on the recommendation of the Nominating Committee. The Nominating Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Nominating Committee, current directors or members of management. Stockholders may submit recommendations by providing the person's name and appropriate background and biographical information in writing to the Nominating Committee at Jones Energy, Inc., Attn: Nominating and Corporate Governance Committee, 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746. Stockholders who want to nominate directors for election at Jones Energy's next annual meeting of stockholders must follow the procedures described in the Company's Bylaws, which are available on our website at www.jonesenergy.com in the Corporate Governance section of our Investor Relations webpage.

Contacting the Board, the Chairman and Other Independent Directors

        Stockholders or interested parties wishing to communicate directly with our Board, any individual director, the Chairman of the Board, or any non-management or independent directors as a group may do so by writing to them care of Jones Energy's Corporate Secretary at 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746. The Corporate Secretary will forward appropriate communications. Any concerns reported related to accounting, internal accounting controls or auditing matters will be promptly brought to the attention of the Chair of the Audit Committee as appropriate. For more information on how to contact our Board, please see our Corporate Governance Guidelines located within the Corporate Governance section on the Investor Relations tab of our webpage at www.jonesenergy.com.

Board Leadership and Role in Risk Oversight

  Combination of Offices of Chairman of the Board and Chief Executive Officer

        The Nominating Committee believes that Mr. Jones serving as both Chairman of the Board and Chief Executive Officer is the most effective leadership structure for us because it enables our Chief Executive Officer to act as a bridge between management and the Board, helping both to act with a common purpose. The Board believes the combined role of Chairman and Chief Executive Officer promotes unified leadership and direction for the Company, which allows for a single, clear focus for management to execute the Company's strategy and business plans. As Chief Executive Officer, the Chairman is best suited to ensure that critical business issues are brought before the Board, which enhances the Board's ability to develop and implement business strategies.

  Risk Oversight

        The Board provides oversight of our major risk exposures and the steps management has taken to monitor and manage such exposures. The Audit Committee is primarily responsible for oversight of the quality and integrity of the Company's financial reporting process, internal controls over financial reporting and the Company's compliance programs. The Compensation Committee is responsible for reviewing compensation-related risks. The Nominating Committee is responsible for oversight of the Company's corporate governance programs, including the code of ethics and business conduct. Management regularly reports to the Board and its committees on the risks that the Company may face and the steps that management is taking to mitigate those risks.

 EXECUTIVE OFFICERS

        The executive officers of the Company and their ages and titles as of March 1, 2016 are set forth below.

Name	Age	Position
Jonny Jones	56	Chief Executive Officer
Mike S. McConnell	55	President
Eric Niccum	45	Executive Vice President and Chief Operating Officer
Robert J. Brooks	53	Executive Vice President and Chief Financial Officer
Jeff Tanner	53	Executive Vice President—Geosciences

        Set forth below is a description of the backgrounds and business experience of the executive officers of the Company. The backgrounds and business experience of Jonny Jones and Mike S. McConnell are set forth above under "Directors and Corporation Governance—Business Experience and Qualifications of Directors."

        Eric Niccum has served as our Executive Vice President and Chief Operating Officer since joining the company in 2011. Mr. Niccum has over 20 years of energy and petroleum experience, starting his career with Amoco in a variety of engineering roles. Following the BP/Amoco merger, he worked in Deep Water Gulf of Mexico in 2001, returning to the Mid-Continent region as a Resource Manager and New Well Delivery Manager for BP from 2005 to 2011, overseeing activities in the Anadarko and Arkoma basins. Mr. Niccum is a graduate of Purdue University and holds a B.S. in Mechanical Engineering.

        Robert J. Brooks joined the company as our Executive Vice President and Chief Financial Officer in 2013. He has 25 years of corporate finance experience in the oil and gas industry. Mr. Brooks' prior experience includes investment banking leadership of M&A advisory and capital markets transactions and private equity investments, primarily in the upstream energy sector. Most recently, Mr. Brooks led the energy investment banking efforts at Whiteface Capital LLC from 2012 until 2013 and Focus Capital Group, Inc. from 2010 until 2012. From 2004 until 2010, Mr. Brooks served as the Senior Managing Director and Head of Macquarie Capital's U.S. Natural Resources investment banking practice, which he founded in 2004. Mr. Brooks also served as President and Board Member of Macquarie Longview Holdings, an E&P company owned and controlled by Macquarie. Prior to Macquarie, Mr. Brooks was a Principal in the Energy Group at Banc of America Securities, and began his investment banking career in the Energy Investment Banking Group at Salomon Brothers. Mr. Brooks holds a B.S. in Mechanical Engineering from the Massachusetts Institute of Technology, or MIT, an M.S. in Mechanical Engineering from Stanford University, and an M.S. in Management from the Sloan School of Management at MIT.

        Jeff Tanner joined the company in 2014 and serves as Executive Vice President—Geosciences. Mr. Tanner has over 27 years of diverse technical and managerial experience in the oil and gas industry. Prior to joining Jones Energy, Mr. Tanner was Vice President, Exploration for Southwestern Energy. During his career, Mr. Tanner has held a variety of management and technical positions for Laredo Petroleum, Cabot Oil and Gas, and Noble Energy. He began his career with Royal Dutch Shell plc ("Shell") in Houston. Mr. Tanner is a member of the American Association of Petroleum Geologists and the Houston Geological Society. He holds a B.S. in Geology from Texas A&M and an M.S. in Geology from the University of Houston.

EXECUTIVE COMPENSATION

        We are an "emerging growth company," as defined in the Jumpstart Our Business Startups Act of 2012 (the "JOBS Act"). As an emerging growth company, we have reduced disclosure obligations regarding executive compensation compared to companies that are not emerging growth companies and we are exempt from the requirement of holding advisory "say-on-pay" votes on executive compensation. Under the JOBS Act, we will remain an emerging growth company until the earliest of (1) the last day of the fiscal year during which we have total annual gross revenues of $1 billion or more; (2) the last day of the fiscal year following the fifth anniversary of the completion of our initial public offering ("IPO"); (3) the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and (4) the date on which we are deemed to be a "large accelerated filer" under the Exchange Act.

Compensation of Named Executive Officers

        The following discussion of compensation arrangements of our named executive officers for 2015 (as set forth in the Summary Compensation Table and defined below) should be read together with the compensation tables and related disclosures set forth below.

2015 Summary Compensation Table

        The following tables provide information about the compensation of our named executive officers. In accordance with SEC rules, our named executive officers are our Chief Executive Officer and our two other most highly compensated executive officers for the year ended December 31, 2015.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Plan Compensation ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Jonny Jones	2015	$500,000	$550,000	$2,000,000	$62,699]	$3,112,699
Chief Executive Officer and Chairman	2014	$494,792	$390,000	$2,296,805	$61,100	$3,242,697
Mike S. McConnell	2015	$380,000	$355,300	$999,400	$400,616	$2,135,316
President and Director	2014	$373,750	$251,940	$999,995	$50,595	$1,676,280
Eric Niccum	2015	$340,000	$299,200	$901,000	$127,587	$1,667,787
Executive Vice President and Chief Operating Officer

(1)
The amounts reported in this column reflect the amount paid to each executive with respect to performance in 2015 and 2014 under the Jones Energy, Inc. 2013 Short-Term Incentive Plan.

(2)
The amounts in this column for 2015 represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 of restricted stock units and performance units awarded under the Jones Energy, Inc. 2013 Omnibus Incentive Plan. The value of performance units is the value at the grant date based upon the probable outcome of the applicable performance conditions.

Additionally, the 2014 amount for Mr. Jones includes the value of Monarch Natural Gas Holdings, LLC units ("Monarch Units") that corresponded to nominal units representing Monarch Units ("Phantom Units") forfeited by a departing employee during the year. Upon forfeiture the units immediately vested to Mr. Jones and were valued at $100.00 per unit pursuant to the Monarch Equity Plan and based on our knowledge of other equity transactions of Monarch Natural Gas Holdings, LLC, a private company.

(3)
The amounts in this column include the following: matching contributions under our 409A savings plan for Messrs. Jones, McConnell, and Niccum; country club association dues for Messrs. Jones and McConnell; payments associated with leasing company vehicles for Messrs. Jones and McConnell; and payments associated with auto insurance policies on the company vehicles for Messrs. Jones and McConnell. For Messrs. McConnell and Niccum, also included in 2015 are cash bonus payments of $353,895 and $111,987, respectively, from a distribution received by the Company from Monarch Units held for their benefit under the Monarch Equity Plan.

        Our named executive officers do not have contractual rights to employment by us and may be terminated with or without cause at any time. Messrs. Jones, McConnell, Brooks and Niccum entered into agreements with us containing confidentiality, non-competition, non-solicitation and non-disparagement obligations with respect to us that survive beyond their employment with us.

Outstanding Equity Awards at 2015 Fiscal Year-End

        The following table reflects all unvested outstanding equity awards of our named executive officers as of December 31, 2015.

		STOCK AWARDS
Name	Grant Date	Number of Units or Shares of Stock That Have Not Vested (#)		Market Value of Units or Shares of Stock That Have Not Vested(4) ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)		Equity Incentive Plan Awards: Payout Value of Unearned Shares That Have Not Vested(4) ($)
Jonny Jones	5/20/2014	47,731	(2)	$183,764
	5/20/2014				71,598	(3)	$275,652
	4/29/2015	115,075	(2)	$443,039
	4/29/2015				115,075	(3)	$443,039
Mike S. McConnell	4/22/2013	90,937	(1)	$350,107
	5/20/2014	23,866	(2)	$91,884
	5/20/2014				35,798	(3)	$137,822
	4/29/2015	115,075	(2)	$221,386
	4/29/2015				115,075	(3)	$221,386
Eric Niccum	8/22/2011	7,841	(1)	$30,188
	4/22/2013	39,198	(1)	$150,942
	5/20/2014	19,093	(2)	$73,508
	5/20/2014				28,639	(3)	$110,260
	4/29/2015	51,841	(2)	$199,588
	4/29/2015				51,841	(3)	$199,588

(1)
Represents unvested indirectly owned JEH LLC units and Class B Shares that together, after vesting, are exchangeable on a one-for-one basis for Class A Shares pursuant to the terms of the Exchange Agreement. The unvested indirectly owned JEH LLC units and Class B Shares vest in five equal installments on each anniversary of the date such JEH LLC units were granted.

(2)
Represents unvested restricted stock unit awards. Each restricted sock unit represents the contingent right to receive one share of Class A common stock upon vesting of the unit. Shares vest in three equal installments annually on April 1st.

(3)
Represents unvested performance unit awards based on achieving a target threshold of 100% vesting. Each vested performance unit is exchangeable for one share of the Company's Class A common stock. Upon completion of the three-year performance period ending December 31st of the second year following the year of the grant date, each officer will vest in a number of performance units. The number of performance units in which each officer vests will range from 0% to 200% based on the Company's total shareholder return relative to an industry peer group over the three-year performance period.

(4)
Reflects the payout values at December 31, 2015 of the unvested awards in the previous column. The payout value is determined by multiplying the number of unvested awards by $3.85, the closing price of a Class A Share on December 31, 2015.

Jones Energy, Inc. 2013 Omnibus Incentive Plan

        Shortly before our IPO, our Board of Directors adopted, and our stockholders approved, the Jones Energy, Inc. 2013 Omnibus Incentive Plan (the "LTIP"), effective upon consummation of the IPO. Our LTIP is designed to attract and retain employees, consultants and non-employee directors and to encourage the sense of proprietorship of such individual and to stimulate the active interest of such persons in the development of our success. To accomplish this goal, equity, equity-based and cash awards may be made under the LTIP to employees and consultants of the Company and our affiliates and to our directors.

        The LTIP is administered by our Compensation Committee. As of December 31, 2015, there were 2,303,615 Class A Shares available for issuance under the LTIP, all of which may be issued to our employees and directors. The LTIP provides for the issuance of stock options (incentive stock options and nonstatutory stock options), restricted stock, performance awards, restricted stock units, bonus stock awards, stock appreciation rights, dividend equivalents, and cash awards. With respect to equity awards made under the LTIP, no employee may be granted during a single calendar year (i) stock options or stock appreciation rights that are exercisable for more than 1,000,000 shares of our common stock; (ii) performance-based awards settled in our Class A Shares or other stock awards covering or relating to more than 1,000,000 shares of our Class A Shares or (iii) cash awards or performance-based awards settled solely in cash having a grant date value in excess of $5,000,000. No non-employee director may be granted during a single calendar year awards having a value determined on the grant date in excess of $500,000.

Jones Energy, Inc. 2013 Short-Term Incentive Plan

        Shortly before our IPO, our Board adopted, and our stockholders approved, the Jones Energy, Inc. 2013 Short Term Incentive Plan ("STIP"), effective upon consummation of the IPO. Annual cash bonus awards may be made to our employees under the STIP that are based on the achievement of certain business objectives and other criteria established by the Compensation Committee, which is the administrator of the STIP.

        Under the STIP, with respect to awards based on the achievement of business objectives, our Compensation Committee establishes objective goals generally no later than 90 days after the commencement of service to which the performance goals relate and prior to the completion of 25% of the performance period, and in any event, while the outcome is substantially uncertain. A performance goal may be based on one or more business criteria that apply to the individual, one or more of our business units, or the company as a whole. Performance goals are based on one or more of the financial or operational factors, as applied to the company or a business unit, as applicable, set forth in the STIP. Prior to the payment of any compensation based on the achievement of the performance goals, the Compensation Committee must certify in writing that applicable performance goals were, in fact, satisfied. The Compensation Committee, in its sole discretion, may decrease the amount payable pursuant to an STIP award, but the Compensation Committee does not have discretion to increase the amount payable to a participant who is a "covered employee" as defined under Code Section 162(m) in a manner inconsistent with the requirements for qualified performance-based compensation under Code Section 162(m). No participant may be granted performance awards that would result in the payment of more than $5,000,000 per plan year.

Monarch Equity Plan

        Prior to our IPO, the Board adopted the Monarch Equity Plan to provide for grants of Phantom Units for the benefit of certain officers who performed services for us. As of December 31, 2015, we have granted all 26,192 Phantom Units available for grant under the Monarch Equity Plan, including certain grants of the Phantom Units to our executive officers in 2013 as follows: 11,723 Phantom Units were granted to Mike S. McConnell, 1,072 Phantom Units were granted to Robert J. Brooks, and 3,710 Phantom Units were granted to Eric Niccum.

        The Phantom Units will vest 20% per year on each of the first, second, third, fourth and fifth anniversary of the grant date, provided that the participant remains in continuous employment with the company through each applicable vesting date. Within 30 days of a vesting date, a participant will receive an assignment of the number of Monarch Units corresponding to the Phantom Units vesting on such date. If a participant's employment with us terminates for any reason, (i) all unvested Phantom Units will be immediately forfeited by the participant, and the Monarch Units underlying such forfeited Phantom Units will be assigned to Jonny Jones within 30 days following the forfeiture date and (ii) Jonny Jones shall have a call option to purchase any or all of the Monarch Units issued to such participant in respect of vested Phantom Units at the fair market value determined by the Board for Monarch Units as of the most recent valuation date coincident with or immediately preceding the date such call option is exercised.

        On January 1, 2015, pursuant to the terms of the Monarch Equity Plan, Jonny Jones received a distribution of Monarch Units having a value of approximately $296,800 in connection with the forfeiture of Phantom Units issued under the Monarch Equity Plan by a terminated employee. In May 2015, the Company received a cash distribution associated with the Monarch Units held for the benefit of participants in the Monarch Equity Plan. The full amount was subsequently paid to the plan participants as a bonus during the year, including Mike S. McConnell and Eric Niccum.

Deferred Compensation Plan

        On October 17, 2013, our Compensation Committee adopted the Jones Energy, LLC Executive Deferral Plan (the "Deferred Compensation Plan"), under which key management or highly compensated employees that are selected by the Compensation Committee may defer receipt of their compensation, including up to 50% of their base salaries and up to 100% of their bonuses, effective as of October 1, 2013. The current eligible employees are Jonny Jones, Mike S. McConnell, Robert J. Brooks, Eric Niccum and Jeff Tanner.

        To participate, eligible employees must make irrevocable deferral elections no later than December 31st (or such earlier date selected by the Compensation Committee) of the year preceding the year during which the election applies. A participant's compensation deferred under the Deferred Compensation Plan is evidenced in a notional or bookkeeping account established and maintained by the Company. Participant contributions are fully vested at all times and credited with income, expense, gains and losses in accordance with the deemed investment of the participant's account in the investment funds offered under our 401(k) plan, as elected by the participant. These investment funds are for measurement purposes only, and a participant's election of any such investment fund is hypothetical and is not an actual investment of his or her Deferred Compensation Plan account in any such investment funds. The Deferred Compensation Plan is an "unfunded" plan for state and federal tax purposes, and participants have the rights of unsecured creditors of the Company with regard to their Deferred Compensation Plan accounts. The Company has established a "rabbi trust" and makes contributions to that trust from time to time that may be used to make payments under the Deferred Compensation Plan. All assets in the rabbi trust remain the property of the Company and subject to the claims of the Company's creditors; the participants have no rights to the trust funds other than as an unsecured creditor of the Company.

        The account balance of a participant will be distributed to the participant in a single lump-sum payment upon the earlier of the 30th day following the date of (i) the participant's termination of employment for any reason or (ii) the participant's death or disability (as defined in the Deferred Compensation Plan). Distributions will be made in cash unless the Committee determines other property should be distributed. The foregoing notwithstanding, if a participant is a "specified employee" within the meaning of Section 409A of the Internal Revenue Code, unless the distribution is due to the participant's death or disability, the participant's payment will be delayed for 6 months following the participant's termination date.

Potential Payments Upon Termination or Change in Control

        The LTIP provides in the event of death, disability, retirement or change in control (as defined in the LTIP), the Compensation Committee may, in its discretion (which may be provided in the award agreement), accelerate the vesting or exercisability of an award, eliminate or make less restrictive any restrictions contained in an award, waive any restriction or other provision of the LTIP or an award or otherwise amend or modify an award in any manner that is, in either case, (1) not materially adverse to the participant, (2) consented to by the participant or (3) as otherwise authorized under the LTIP; provided that the term of an option or SAR may not be extended to greater than 10 years from its original grant date.

DIRECTOR COMPENSATION

        We believe that attracting and retaining qualified non-employee directors is critical to our future value growth and governance. Our non-employee directors receive:

  •
  an annual cash retainer fee of $60,000, plus cash payments of $1,000 for each committee meeting attended; and

  •
  a committee chairperson fee of $15,000; and

  •
  an annual equity award for each non-employee director equal to a number of shares of restricted stock having a value of approximately $125,000 on the date of grant, based on the closing price of our Class A Shares on the date of grant.

        Directors who are also our employees do not receive any additional compensation for their service on our Board. Each director is reimbursed for travel and miscellaneous expenses to attend meetings and activities of our Board of Directors or its committees.

2015 Director Compensation Table

        The following table sets forth certain information with respect to our non-employee director compensation during the year ended December 31, 2015.

Name	Fees Earned or Paid in Cash ($)(1)	Restricted Share Awards ($)(2)	Total ($)
Howard I. Hoffen	$49,315	$98,375	$147,690
Gregory D. Myers	$52,315	$98,375	$150,690
Alan D. Bell	$67,644	$98,375	$166,019
Halbert S. Washburn	$55,315	$98,375	$153,690
Robb L. Voyles	$51,315	$98,375	$149,690

(1)
Includes cash retainer, committee meeting fees and committee chair fees.

(2)
Reflects the grant date fair value of the 13,476 shares of restricted Class A Shares awarded to each director on July 30, 2015 under the LTIP. The restricted Class A Shares vest on May 25, 2016.

AUDIT COMMITTEE REPORT

        The information contained in this Audit Committee Report and references in this Proxy Statement to the independence of the Audit Committee members shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates such information by reference in such filing.

        The Company has determined that all current Audit Committee members are (1) independent, as defined in Section 10A of the Exchange Act, (2) independent under the standards set forth by the NYSE and (3) financially literate. In addition, Mr. Bell qualifies as an audit committee financial expert under the applicable rules promulgated pursuant to the Exchange Act. The Audit Committee is a separately designated standing committee of the Board established in accordance with Section 3(a)(58)(A) of the Exchange Act and operates under a written charter initially approved by the Board on July 10, 2013, which is reviewed annually.

        Management is responsible for our system of internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The Audit Committee is responsible for monitoring (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, and (3) the independence and performance of our auditors.

        The Audit Committee has reviewed and discussed with our management and the independent accountants the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015, including a discussion of the quality, not just the acceptability, of the accounting principles applied, the reasonableness of significant judgments and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with the independent accountants matters required to be discussed by the Public Company Accounting Oversight Board's Auditing Standard No. 16, The Auditor's Communication With Those Charged With Governance.

        Our independent accountants also provided to the Audit Committee the written disclosure required by applicable requirements of the Public Company Accounting Oversight Board regarding independent accountant's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent accountants that firm's independence.

        Based on the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC.

Audit Committee of the Board
Mr. Alan D. Bell, Chairman Mr. Halbert S. Washburn, Member Mr. Robb L. Voyles, Member

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

        Each of the related party transactions described below was negotiated on an arm's length basis. We believe that the terms of such agreements are as favorable as those we could have obtained from parties not related to us.

IPO Related Agreements

        In connection with our IPO on July 29, 2013, we entered into various agreements governing the relationship among us, the Pre-IPO Owners, our executive officers and certain of our directors. The following is a description of the material terms of these agreements, which description is qualified in its entirety by reference to the full text of the agreements which are filed with the SEC as exhibits to our periodic reports.

  Registration Rights and Stockholders Agreement

        In connection with the closing of the IPO, the Company entered into the Registration Rights and Stockholders Agreement with Metalmark and the Jones Family Entities. The Registration Rights and Stockholders Agreement grants each of Metalmark and the Jones Family Entities the right to nominate two members of the Board so long as Metalmark or the Jones Family Entities, as applicable, holds not less than 50% of the Common Stock that they held immediately following the IPO and the right to nominate one member of the Board so long as they hold not less than 20% of the Common Stock that they held immediately following the IPO. The Registration Rights and Stockholders Agreement also requires the stockholders party thereto to take all necessary actions, including voting their shares of Common Stock, for the election of these nominees.

        In addition, the Registration Rights and Stockholders Agreement contains provisions with respect to demand registration rights and piggy-back registration rights. Pursuant to the Registration Rights and Stockholders Agreement, Metalmark and the Jones Family Entities have the right to require the Company, by written notice, to register the sale of any number of their shares of Common Stock and will each have the right to cause up to three such required or "demand" registrations. The Company is not obligated to effect any demand registration in which the anticipated aggregate offering price included in such offering is equal to or less than $50,000,000 ($25,000,000 where the registration is on a Form S-3). Furthermore, if, at any time, the Company proposes to register an offering of Class A Shares (subject to certain exceptions) for the Company's own account, then it must give prompt notice to Metalmark and the Jones Family Entities to allow them to include a specified number of their shares in that registration statement. These registration rights are subject to certain conditions and limitations.

        In May 2015, Metalmark exercised one of its "demand" registrations under the Registration Rights and Stockholders Agreement to sell 5,000,000 of its Class A Shares in a secondary, underwritten offering (the "Secondary Offering") that closed on May 19, 2015. Pursuant to the terms of the Registration Rights and Stockholders Agreement, the Company was obligated to pay all fees and expenses related to the Secondary Offering, excluding underwriting fees, commissions, discounts and allowances, if any, and certain fees and disbursements of counsel to the underwriters. The Company did not receive any proceeds from the sale of Class A shares in the Secondary Offering. The total expenses paid by the Company in connection with the Secondary Offering was approximately $150,000.

  Exchange Agreement

        In connection with the closing of the IPO, the Company entered into the Exchange Agreement with JEH LLC and the Pre-IPO Owners. Pursuant to the Exchange Agreement, the Pre-IPO Owners and their permitted transferees have the right, subject to the terms of the Exchange Agreement, to exchange their JEH LLC Units (together with a corresponding number of Class B Shares) with

JEH LLC for Class A Shares on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications and other similar transactions.

  Tax Receivable Agreement

        As described in "Exchange Agreement" above the Pre-IPO Owners (and their permitted transferees) may exchange their JEH LLC units (together with a corresponding number of Class B Shares) for Class A Shares (on a one-for-one basis, subject to customary conversion rate adjustments for stock splits, stock dividends and reclassification and other similar transactions). JEH LLC has made an election under Section 754 of the Internal Revenue Code, pursuant to which each future exchange of JEH LLC units for Class A Shares (as well as any purchase of JEH LLC units for cash) is expected to result in an adjustment to the tax basis of the tangible and intangible assets of JEH LLC, and these adjustments will be allocated to us. The anticipated basis adjustments are expected to increase (for tax purposes) our depreciation, depletion and amortization deductions and may also decrease our gains (or increase our losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets. Such increased deductions and losses and reduced gains may reduce the amount of tax that we would otherwise be required to pay in the future.

        In connection with the Exchange Agreement described above, we entered into the Tax Receivable Agreement with JEH LLC and the Pre-IPO Owners. This agreement generally provides for the payment by us of 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that we actually realize (or are deemed to realize in certain circumstances) as a result of (i) the tax basis increases resulting from the pre-IPO owners' exchange of JEH Units for shares of Class A common stock (or resulting from a sale of JEH Units to us for cash) and (ii) imputed interest deemed to be paid by us as a result of, and additional tax basis arising from, any payments we make under the Tax Receivable Agreement. In addition, payments we make under the Tax Receivable Agreement will be increased by any interest accrued from the due date (without extensions) of the corresponding tax return.

        The payment obligations under the Tax Receivable Agreement are our obligations and not obligations of JEH LLC. For purposes of the Tax Receivable Agreement, cash savings in tax generally are calculated by comparing our actual tax liability to the amount we would have been required to pay had we not been able to utilize any of the tax benefits subject to the Tax Receivable Agreement. The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired, unless we exercise our right to terminate the Tax Receivable Agreement by making the termination payment specified in the agreement.

        The actual increase in tax basis, as well as the amount and timing of any payments under the Tax Receivable Agreement, will vary depending upon a number of factors, including the timing of the exchanges of JEH Units, the price of Class A common stock at the time of each exchange, the extent to which such exchanges are taxable, the amount and timing of the taxable income we generate in the future and the tax rate then applicable, and the portion of our payments under the Tax Receivable Agreement constituting imputed interest or depletable, depreciable or amortizable basis. We expect that the payments that we will be required to make under the Tax Receivable Agreement could be substantial.

        As of December 31, 2015 the Company had an estimated liability under the Tax Receivable Agreement to Mr. McConnell of $0.8 million and a de minimis liability to Mr. Niccum as a result of exchanges of Class B shares and JEH units made to date. In addition, the Company has estimated liability of approximately $35.6 million under the Tax Receivable Agreement to Metalmark related to the Secondary Offering. The Company does not anticipate that a material payment will be made during 2016.

        The payments under the Tax Receivable Agreement will not be conditioned upon a holder of rights under the Tax Receivable Agreement having a continued ownership interest in either JEH or us.

Transactions with Our Executive Officers, Directors and 5% Stockholders

  Monarch Natural Gas Holdings, LLC Natural Gas Sale and Purchase Agreement

        On May 7, 2013, the Company entered into a natural gas sale and purchase agreement with Monarch Natural Gas, LLC, ("Monarch"), under which Monarch has the first right to gather the natural gas the Company produces from dedicated properties, process the NGLs from this natural gas production and market the processed natural gas and extracted NGLs. Under the Monarch agreement, the Company is paid a specified percentage of the value of the NGLs extracted and sold by Monarch, based on a set liquids recovery percentage, and the amount received from the sale of the residue gas, after deducting a fixed volume for fuel, lost and unaccounted for gas. The Company produced approximately 1.4 MMBoe of natural gas and NGLs for the year ended December 31, 2014 and 0.8 MMBoe of natural gas and NGLs for the year ended December 31, 2013, from the properties that became subject to the Monarch agreement. During the years ended December 31, 2014 and 2013, the Company recognized $37.0 million and $10.4 million, respectively, of revenue associated to the aforementioned natural gas and NGL production. Effective May 1, 2015, the rights to gather natural gas under the sale and purchase agreement transferred from Monarch to Enable Midstream Partners LP, ("Enable"), an unaffiliated third-party. Prior to closing of the transfer of these rights, the Company produced approximately 1.0 MMBoe of natural gas and NGLs for the year ended December 31, 2015 from the properties that became subject to the Monarch agreement for which the Company recognized $10.6 million of revenue. The revenue, for all years mentioned, is recorded in Oil and gas sales on the Company's Consolidated Statement of Operations. The initial term of the agreement, which remains unchanged by the transfer to Enable, runs for 10 years from the effective date of September 1, 2013.

        At the time the Company entered into the 2013 Monarch agreement, Metalmark Capital owned approximately 81% of the outstanding equity interests of Monarch. In addition, Metalmark Capital beneficially owns in excess of five percent of the Company's outstanding equity interests and two of our directors, Howard I. Hoffen and Gregory D. Myers, are managing directors of Metalmark Capital.

        In the year ended December 31, 2013, the Company paid an annual administration fee to Metalmark of $0.7 million. This amount was recorded in general and administration expense on the Company's Consolidated Statement of Operations. As a result of the IPO, this fee is no longer payable to Metalmark.

        In connection with the Company's entering into the 2013 Monarch agreement, Monarch issued to JEH equity interests in Monarch, having an estimated fair value of $15 million, in return for marketing services to be provided throughout the term of the agreement. The Company recorded this amount as deferred revenue which is being amortized on an estimated units-of-production basis commencing in September 2013, the first month of product sales to Monarch. During the years ended December 31, 2015, 2014 and 2013, the Company amortized $2.0 million, $1.2 million, and $0.5 million, respectively, of the deferred revenue balance. This revenue is recorded in Other revenues on the Company's Consolidated Statement of Operations.

        Following the issuance of the $15 million Monarch equity interests, JEH assigned $2.4 million of the equity interests to Jonny Jones, the Company's chief executive officer and chairman of the board, and reserved $2.6 million of the equity interests for future distribution through an incentive plan to certain of the Company's officers, including Mike McConnell, Robert Brooks and Eric Niccum. The remaining $10 million of Monarch equity interests was distributed to certain of the pre-IPO owners, which included Metalmark Capital, Wells Fargo, the Jones family entities, and certain of the Company's officers and directors, including Jonny Jones, Mike McConnell and Eric Niccum. As of December 31,

2015, equity interests in Monarch of $1.3 million are included in Other assets on the Company's Consolidated Balance Sheet. During the years ended December 31, 2015 and 2014, equity interests of $0.8 million and $0.5 million, respectively, were distributed to management under the incentive plan. The Company recognized expense of $0.5 million, $0.8 million, and $0.3 million during the years ended December 31, 2015, 2014, and 2013, respectively, in connection with the incentive plan.

        In September 2014, the Company signed a 10-year oil gathering and transportation agreement with Monarch Oil Pipeline LLC, pursuant to which Monarch Oil Pipeline LLC built, at its expense, a new oil gathering system and connected the gathering system to dedicated Company leases in Texas. At the time the Company entered into the agreement, Metalmark Capital owned the majority of the outstanding equity interests of Monarch Oil Pipeline LLC and/or its parent. The system began service during the fourth quarter of 2015 and provides connectivity to both a regional refinery market as well as the Cushing market hub. The Company did not incur or capitalize any costs associated with the construction of the pipeline. The Company did, however, incur gathering fees of $0.4 million which were paid to Monarch Oil Pipeline LLC associated with the approximately 0.2 MMBoe of oil production transported under the agreement for the year ended December 31, 2015. These costs are recorded as an offset to Oil and gas sales in the Company's Consolidated Statement of Operations. The aforementioned production was recognized as Oil and gas sales on the Company's Consolidated Statement of Operations at the time it was sold to the purchasers, who are unaffiliated third-parties, after passing through the gathering and transportation system. The Company has reserved capacity of up to 12,000 barrels per day on the system with the potential to increase throughput at a future date. The audit committee of the Board reviewed and approved the terms of the agreement with Monarch Oil Pipeline LLC.

        In May 2015, the Company received a $0.7 million cash distribution associated with its equity interests in Monarch, which was accounted for following the cost method. The initial cash distribution from Monarch was treated as dividend income and is recorded in Other income (expense).

Purchases of Senior Unsecured Notes

        On February 29, 2016, JEH and Jones Energy Finance Corp. purchased a portion of their outstanding 9.25% senior unsecured notes due 2023 ("2023 Notes") from investment funds managed by Magnetar Capital and its affiliates, which investment funds collectively own more than 5% of a class of voting securities of the Company, for approximately $25.4 million. On the same day, JEH and Jones Energy Finance Corp. purchased an additional portion of their outstanding 2023 Notes from investment funds managed by Blackstone Group Management L.L.C. and its affiliates, which investment funds collectively own more than 5% of a class of voting securities of the Company, for approximately $25.4 million.

Procedures for Approval of Related Party Transactions

        A "Related Party Transaction" is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A "Related Person" means:

  •
  any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

  •
  any person who is known by us to be the beneficial owner of more than 5% of our Class A Shares;

  •
  any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in- law, father-in-law, son-in-law, daughter-in-law,

    brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our Class A Shares, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Class A Shares; and

  •
  any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

        The Board has adopted a written related party transactions policy, which can be accessed on our website at www.jonesenergy.com in the Corporate Governance Documents tab of the Investor Relations section. Pursuant to this policy, our audit committee will review all material facts of all Related Party Transactions and either approve or disapprove entry into the Related Party Transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a Related Party Transaction, our audit committee shall take into account, among other factors, the following: (1) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and (2) the extent of the Related Person's interest in the transaction. Further, the policy requires that all Related Party Transactions required to be disclosed in our filings with the SEC be so disclosed in accordance with applicable laws, rules and regulations.

PRINCIPAL STOCKHOLDERS

        The following table sets forth information with respect to the beneficial ownership of our Class A Shares and Class B Shares as of March 1, 2016 by:

  •
  each person known by us to be a beneficial owner of more than 5% of the stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all of our current directors and executive officers as a group.

        Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all of our Class A Shares shown as beneficially owned by them. Applicable percentage of beneficial ownership is based on 30,550,907 Class A Shares and 31,273,130

Class B Shares outstanding on March 1, 2016. Unless otherwise indicated, the address for each holder listed below is c/o Jones Energy, Inc., 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746.

Name	Number of Class A Shares Beneficially Owned(1)	Percent of Class A Shares Beneficially Owned(2) (%)	Combined Voting Power(3) (%)
Five Percent Stockholders
Metalmark Capital Partners(4)	18,217,506	37.4%	29.5%
Jones Family Entities(5)	13,294,343	31.4%	21.5%
JVL Advisors, L.L.C.(6)	6,288,817	20.6%	10.2%
Rubric Capital Management(7)	2,527,115	8.3%	4.1%
Blackstone Group Management L.L.C.(8)	2,380,953	7.8%	3.9%
Magnetar Capital Partners(9)	2,260,592	7.4%	3.7%
Vanguard Group Inc.(10)	1,660,769	5.4%	2.7%
Directors and Named Executive Officers
Jonny Jones(11)	13,294,343	31.4%	21.5%
Mike S. McConnell(12)	1,226,333	3.9%	2.0%
Eric Niccum(13)	251,424	*	*
Howard I. Hoffen(14)	18,229,823	37.4%	29.5%
Gregory D. Myers(14)	18,229,823	37.4%	29.5%
Alan D. Bell(15)	25,607	*	*
Halbert S. Washburn(15)	25,607	*	*
Robb L. Voyles(15)	18,962	*	*
Directors and current executive officers as a group (ten total)	30,317,402	50.1%	49.0%

*
Less than one percent

(1)
Includes Class B Shares owned by certain of these individuals and entities that, subject to the terms of an exchange agreement (the "Exchange Agreement"), are, together with an equivalent number of JEH LLC units, exchangeable at any time and from time to time for Class A Shares on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications. The table assumes all such Class B shares are fully vested.

(2)
The Class A Shares to be issued upon the exchange of Class B Shares that are currently exchangeable pursuant to the terms of the Exchange Agreement are deemed to be outstanding and beneficially owned by the person holding the Class B Shares for the purpose of computing the percentage of beneficial ownership of Class A Shares for that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. As such, in calculating the percentage of Class A Shares beneficially owned by each person, we have assumed that only such person exchanged Class B Shares for Class A Shares and that no other person made a similar exchange.

(3)
Represents percentage of voting power of the Class A Shares and Class B Shares of Jones Energy voting together as a single class.

(4)
Includes Class A Shares and Class B Shares beneficially owned by Metalmark Capital II LLC indirectly through each of MCP II (Cayman) AIF Jones Intermediate LLC, MCP II Jones Intermediate LLC, MCP II (TE) AIF Jones Intermediate LLC, MCP II Co-Investment Jones Intermediate LLC, MCP (C) II Jones Intermediate LLC and MCP II Executive Fund Jones Intermediate LLC (collectively, "Metalmark Capital Partners"). Metalmark Capital Partners'

  principal address is 1177 Avenue of the Americas, 40th Floor; New York, NY 10036; Attention: Gregory D. Myers.

(5)
Of these shares, 11,760,344 are held by various entities of which Jones Energy Management, LLC or JET 3 GP, LLC is the general partner. Jonny Jones has voting power over all such shares in his capacity as Manager of Jones Energy Management, LLC and Managing Member of JET 3 GP, LLC. Jonny Jones and Jon Rex Jones each indirectly own 50% of Jones Energy Management, LLC. Jonny Jones indirectly owns 100% of JET 3 GP, LLC. Family members or other current or former officers or employees of Jones Energy have direct or indirect ownership interests in the Jones Family Entities and have the right to cause their pro rata portion of the Class B Shares held by the Jones Family Entities to be exchanged for Class A Shares and distributed to them. Jonny Jones disclaims beneficial ownership of the Class B Shares held by the Jones Family Entities except to the extent of his pecuniary interest therein. If all Class B Shares held by the Jones Family Entities were distributed to the individuals or entities that hold direct or indirect ownership interests in them, Jonny Jones would beneficially own 5,712,881 Class B Shares (18.3% of the Class B Shares) and 200,566 Class A Shares representing a 9.6% combined voting power. 1,659,039 Class B Shares would be deemed to be beneficially owned by both Jonny Jones and Jon Rex Jones. Indirect ownership of 1,114,851 of these shares have been pledged from one Jones Family Entity to another for estate planning purposes. Each of the Jones Family Entities party to those pledges is ultimately owned by Jonny Jones. Of the remaining shares, 1,333,433 shares reported in this column are held by a Jones Family Entity in which Jonny Jones has a pecuniary interest but no voting or dispositive power. Each of the Jones Family Entities disclaims beneficial ownership of the shares reported herein except to the extent of their pecuniary interests therein. The address for the Jones Family Entities is JRJ Management Company, LLC, 807 Las Cimas Parkway, Suite 245, Austin, TX 78746.

(6)
Based on information obtained from the Form 13F filed by JVL Advisors, L.L.C. ("JVL") with the SEC on February 12, 2016. According to this report, JVL's business address is 10000 Memorial Drive, Suite 550, Houston, Texas 77024.

(7)
Based on information obtained from the Schedule 13G filed jointly by Point72 Asset Management, L.P., Point72 Capital Advisors, Inc., Cubist Systematic Strategies, LLC, Rubric Capital Management, LLC, and Steven A. Cohen (collectively, "Rubric") with the SEC on February 16, 2016. According to this report, Rubric's primary business address is 72 Cummings Point Road, Stamford, CT 06902 with the exception of Cubist Systematic Strategies, LLC whose address is 330 Madison Avenue New York, NY 10173.

(8)
Based on information obtained from the Schedule 13G filed jointly by Blackstone Group Management, L.L.C., The Blackstone Group L.P., Blackstone Holdings I/II GP Inc., Blackstone Holdings I L.P., Blackstone Holdings II L.P., GSO Advisor Holdings L.L.C., GSO Capital Partners LP, GSO Special Situations Fund LP, GSO Special Situations Overseas Fund Ltd., GSO Special Situations Overseas Master Fund Ltd., GSO Holdings I L.L.C., GSO Energy Market Opportunities Associates LLC, GSO Energy Market Opportunities Fund LP, Stephen A. Schwarzman, Bennett J. Goodman, J. Albert Smith III and Douglas I. Ostrover (collectively, "Blackstone") with the SEC on March 5, 2015. According to this report, Blackstone's business address is c/o GSO Capital Partners LP, 345 Park Avenue, New York, NY 10154. Blackstone has shared voting power with respect to 2,380,953 of the shares and shared dispositive power with respect to 2,380,953 of the shares.

(9)
Based on information obtained from the Schedule 13G filed jointly by MTP Energy Master Fund LTD, MTP Energy Management LLC, Magnetar Financial LLC, Magnetar Capital Partners LP, Supernova Management LLC, and Alec N. Litowitz (collectively, "Magnetar") with the SEC on February 16, 2016. According to this report Magnetar's business address is 1603 Orrington Avenue, 13th Floor, Evanston, IL 60201.

(10)
Based on information obtained from the Schedule 13G filed jointly by The Vanguard Group, Inc., Vanguard Fiduciary Trust Company, Vanguard Investments Australia, Ltd., and F. William McNabb III, (collectively, "Vanguard") with the SEC on February 10, 2016. According to this report, Vanguard's business address is 100 Vanguard Boulevard, Malvern, PA, 19355.

(11)
Of these shares, 11,760,344 are held by various entities of which Jones Energy Management, LLC or JET 3 GP, LLC is the general partner. Jonny Jones has voting power over all such shares in his capacity as Manager of Jones Energy Management, LLC and Managing Member of JET 3 GP, LLC. Jonny Jones and Jon Rex Jones each indirectly own 50% of Jones Energy Management, LLC. Jonny Jones indirectly owns 100% of JET 3 GP, LLC. Family members or other current or former officers or employees of Jones Energy have direct or indirect ownership interests in the Jones Family Entities and have the right to cause their pro rata portion of the Class B Shares held by the Jones Family Entities to be exchanged for Class A Shares and distributed to them. Jonny Jones disclaims beneficial ownership of the Class B Shares held by the Jones Family Entities except to the extent of his pecuniary interest therein. If all Class B Shares held by the Jones Family Entities were distributed to the individuals or entities that hold direct or indirect ownership interests in them, Jonny Jones would beneficially own 5,712,881 Class B Shares (18.3% of the Class B Shares) and 200,566 Class A Shares representing a 9.6% combined voting power. 1,659,039 Class B Shares would be deemed to be beneficially owned by both Jonny Jones and Jon Rex Jones. Indirect ownership of 1,114,851 of these shares have been pledged from one Jones Family Entity to another for estate planning purposes. Each of the Jones Family Entities party to those pledges is ultimately owned by Jonny Jones. Of the remaining shares, 1,333,433 shares reported in this column are held by a Jones Family Entity in which Jonny Jones has a pecuniary interest but no voting or dispositive power. Each of the Jones Family Entities disclaims beneficial ownership of the shares reported herein except to the extent of their pecuniary interests therein. The address for the Jones Family Entities is JRJ Management Company, LLC, 807 Las Cimas Parkway, Suite 245, Austin, TX 78746.

(12)
Of these shares, 1,226,095 are currently held by the Jones Family Entities, but Mr. McConnell has the right to cause them to be exchanged for Class A Shares and distributed to himself or entities that he controls. The remaining shares are Class A shares held by an entity in which Mr. McConnell has control.

(13)
Of these shares, 248,262 are currently held by the Jones Family Entities, but Mr. Niccum has the right to cause them to be exchanged for Class A Shares and distributed to himself or entities that he controls. The remaining shares are Class A shares held by Mr. Niccum.

(14)
Messrs. Hoffen and Myers are each managing directors of Metalmark and may be deemed to share beneficial ownership of any shares held by Metalmark. Each of Messrs. Hoffen and Myers disclaim beneficial ownership of these shares as a result of his employment arrangements with Metalmark, except to the extent that his pecuniary interest therein is ultimately realized. The address of each of Messrs. Hoffen and Myers is c/o Metalmark Capital Partners; 1177 Avenue of the Americas, 40th Floor; New York, NY 10036. In addition, Messrs. Hoffen and Myers have each been granted 25,607 restricted Class A Shares as compensation for their services as independent directors on our Board, a portion of which has vested as of the date noted above.

(15)
Messrs. Bell, Washburn and Voyles were each granted these restricted Class A Shares as compensation for their services as independent directors on our Board, a portion of which has vested as of the date noted above.

        To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of Jones Energy's stock.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act, requires our executive officers, directors, and greater than 10 percent stockholders to file with the SEC certain reports of ownership and changes in ownership of our Common Stock. Based on a review of the copies of such forms received and written representations from certain reporting persons, we believe that all Section 16(a) reports applicable to our executive officers, directors and greater than 10 percent stockholders were timely filed in 2015, except for a Form 3 and any applicable Form 4s related to Class A Shares owned by JVL Advisors, L.L.C. and a Form 4 related to the Secondary Offering, which was filed with the SEC on February 12, 2016

PROPOSAL TWO:
RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

        The Audit Committee of the Board has determined to engage PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for fiscal years ended December 31, 2015 and December 31, 2014.

        The Board requests stockholder approval of the following resolution adopted by the Audit Committee and the Board.

    "RESOLVED, that PricewaterhouseCoopers LLP is hereby selected as the independent public accounting firm of the Corporation for the year ending December 31, 2016, and such selection be hereby approved and ratified as of the date hereof."

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS JONES ENERGY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016.

        The affirmative vote of a majority of the voting power of the shares present in person or by proxy and entitled to vote is required for adoption of this proposal. If the appointment is not approved, the adverse vote will be considered as an indication to the Board that it should select another independent registered public accounting firm for the following year. Because of the difficulty and expense of making any substitution of public accountants so long after the beginning of the current year, it is contemplated that the appointment for 2016 will be permitted to stand unless the Audit Committee finds other good reason for making a change.

        Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting to respond to appropriate questions raised at the Annual Meeting or submitted to them in writing prior to the Annual Meeting. The representatives may also make a statement if they desire to do so.

 PRICEWATERHOUSECOOPERS LLP FEES FOR FISCAL YEARS 2015 AND 2014

	2015	2014
Audit Fees(1)	$1,506,100	$847,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	10,007	112,000

Total:	$1,516,107	$959,000

(1)
"Audit Fees" represents fees for professional services provided in connection with the audits of the Jones Energy's annual financial statements included in its 2015 Annual Reports on Form 10-K and reviews of the 2015 interim financial statements. In addition, "Audit Fees" includes work associated with comfort letters issued in conjunction with public filings by Jones Energy.

(2)
"Audit-Related Fees" represents fees for professional services rendered in connection with audit work unrelated to the primary financial statements of Jones Energy and its subsidiaries.

(3)
"Tax Fees" represents fees associated with tax services rendered for income tax planning and compliance, and sales, use and excise tax matters.

(4)
"All Other Fees" represents other consulting services. The Audit Committee has concluded that these services are compatible with maintaining PricewaterhouseCoopers LLP's independence.

        The charter of the Audit Committee and its pre-approval policy require that the Audit Committee pre-approve all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by PricewaterhouseCoopers LLP, subject to such exceptions for non-audit services as permitted by applicable laws and regulations. The Committee may, when it deems appropriate, form and delegate this authority to a subcommittee consisting of one or more Committee members for purposes of this review and pre-approval. For the year ended December 31, 2015, the Audit Committee pre-approved 100% of the services described above opposite the captions "Audit Fees," "Audit-Related Fees," "Tax Fees" and "All Other Fees."

PROPOSAL THREE:
APPROVAL OF THE AMENDED AND RESTATED JONES ENERGY, INC. 2013 OMNIBUS INCENTIVE PLAN

        On March 25, 2016, the Board adopted, pursuant to a recommendation from the Compensation Committee and subject to stockholder approval, an amended and restated LTIP, which includes an increase in the number of Class A Shares authorized for issuance under the LTIP. Shortly before our IPO, the Board adopted, and our stockholders approved, the current LTIP, effective upon consummation of the IPO, which authorized the issuance of up to 3,850,000 Class A Shares, of which 2,523,853 shares remained available for future issuance under the LTIP as of March 1, 2016.

        We are requesting approval of 3,500,000 additional shares to be added to the LTIP, which additional shares will be available under our plan if the LTIP is approved.

        If approved, the amended and restated LTIP would authorize an additional 3,500,000 Class A Shares for issuance under our LTIP such that a total of 6,023,853 Class A Shares would be available for issuance following stockholder approval (the 6,023,853 shares represent 2,523,853 shares remaining as of March 1, 2016, plus 3,500,000 new shares). The amended and restated LTIP also increases the individual annual award limits for employees, revises the share counting provisions, and modifies the qualified performance awards. If this proposal is approved, the LTIP will be amended and restated and the number of shares authorized under the LTIP will be increased as described above effective as of the date of the Annual Meeting. All shares of Common Stock available under the LTIP are available for incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

        Stockholder approval of the LTIP will also constitute approval for purposes of satisfying the stockholder approval requirements (i) under Section 162(m) of the Code, and the rules and regulations thereunder, of the plan and the "material terms of the performance goals" under the LTIP so that the Compensation Committee has the discretion to grant equity- and cash-based awards in the future under the LTIP that meet the requirements of "performance-based compensation" under Section 162(m) and (ii) under Section 422 of the Code so that the Compensation Committee may grant incentive stock options.

        The Board recommends that stockholders approve the LTIP. The Board believes it is in the best interest of the Company and its stockholders for the stockholders to approve the LTIP. The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting is required to approve the LTIP. Although this discussion summarizes the principal terms and conditions of the LTIP (as amended and restated), it does not purport to be complete and is qualified in its entirety by reference to the amended and restated LTIP which is attached as Appendix A to this proxy statement.

Background and Purpose

        Our LTIP is designed to attract and retain employees, consultants and non-employee directors and to encourage the sense of proprietorship of such individuals and to stimulate the active interest of such persons in the development of our success. To accomplish this goal, equity, equity-based and cash awards may be made under the LTIP to employees and consultants of the Company and our affiliates and to our directors. The Compensation Committee and the Board strongly believe that granting equity awards motivates employees to think and act like owners, rewarding them when value is created for our stockholders. Our employees, consultants and non-employee directors are some of our most valuable assets. As of March 1, 2016, the Company had 48 LTIP-eligible employees, no LTIP-eligible consultants and five LTIP-eligible directors. The Company estimates that 100% of the LTIP-eligible employees participate in the LTIP. Because the LTIP provides for broad discretion in selecting participants and in making awards, however, the total number of persons who will participate going forward and the respective benefits to be awarded to them cannot be determined at this time.

        The LTIP provides for the issuance of stock options (incentive stock options and nonstatutory stock options), restricted stock, performance awards, restricted stock units, bonus stock awards, stock appreciation rights, dividend equivalents and cash awards. With respect to equity awards made under the LTIP, no employee may be granted during a single calendar year (i) stock options or stock appreciation rights that are exercisable for more than 2.5000,000 Class A Shares; (ii) performance-based awards settled in our Class A Shares or other stock awards covering or relating to more than 2,500,000 shares of our Class A Shares or (iii) cash awards or performance-based awards settled solely in cash having a grant date value in excess of $5,000,000. No non-employee director may be granted, during a single calendar year, awards having a value determined on the grant date in excess of $500,000.

Best Practice Features of the LTIP

        The Board believes that the LTIP will promote the interests of our stockholders, reflects our commitment to effective incentive compensation and is consistent with principles of good corporate governance, including the following features:

  •
  No Repricing of Options or Stock Appreciation Rights.  The LTIP prohibits repricing, replacement and regranting of stock options or stock appreciation rights at lower prices unless approved by our stockholders.

  •
  No Discounted Options or Stock Appreciation Rights.  Stock options and stock appreciation rights may not be granted with an exercise price below the fair market value of our Class A Shares on the date of grant.

  •
  No Dividends on Options or Stock Appreciation Rights.  Dividends and dividend equivalents may not be paid or accrued on stock options or stock appreciation rights.

  •
  Limited terms for Options and Stock Appreciation Rights.  Stock options and stock appreciation rights granted under the LTIP are limited to 10-year terms.

  •
  Dividend Equivalents.  Only an award of restricted stock units may include dividend equivalents, which may not be paid out prior to the time the underlying award vests.

  •
  Annual Limitation on Director Awards.  The aggregate grant value of awards (as determined on the grant date) to any individual non-employee director may not exceed $500,000 in any calendar year.

  •
  Awards may be subject to future clawback or recoupment.  All awards granted under the LTIP will be subject to any clawback policy adopted by us.

  •
  No Transferability.  Awards generally may not be transferred, except by will or the laws of descent and distribution or pursuant to a domestic relations order, unless approved by the Compensation Committee.

  •
  No "Evergreen" Provision.  Shares authorized for issuance under the LTIP will not be replenished automatically. Any additional shares to be issued over and above the amount for which we are seeking authorization must be approved by our stockholders.

  •
  No Tax Gross-ups.  Participants do not receive tax gross-ups under the LTIP.

Section 162(m) of the Code

        Following our IPO, we were eligible for a post-initial public offering transition rule under which amounts paid under our LTIP were exempt from the deduction limitations of Section 162(m) of the Code. In order to preserve our ability to grant fully tax-deductible performance-based awards following the end of this transition period, we are seeking stockholder approval of the material terms of the performance goals under the LTIP for purposes of compliance with Section 162(m) of the Code. The LTIP has been structured in a manner such that awards granted under it can satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code. However, there can be no guarantee that amounts payable under the LTIP will be treated as qualified "performance-based compensation" under Section 162(m) of the Code. In general, since we are currently a smaller reporting company for purposes of the Exchange Act, under Section 162(m) of the Code, the federal income tax deductibility of compensation paid to our chief executive officer or any of our two other most highly compensated executive officers may be limited to the extent such compensation exceeds $1,000,000 in any taxable year. However, compensation that qualifies as "performance-based compensation" is excluded from this $1,000,000 deduction limit and therefore remains fully tax deductible by us. The requirements of Section 162(m) of the Code for performance-based compensation include, but are not limited to, stockholder approval of the material terms of the performance goals under which compensation is paid and the reapproval of such performance goals no less frequently than every five years.

        For purposes of Section 162(m) of the Code, the material terms of the performance goals for performance-based compensation that may be awarded under the LTIP are: (i) the class of eligible persons who may receive compensation under the LTIP; (ii) the business criteria on which the performance goals are based; and (iii) the maximum amount of compensation that may be paid to a participant under the LTIP. The material terms of the performance goals under the LTIP are described below.

        In addition, while approval of the performance goals is required for compensation to qualify as "performance-based compensation" under Section 162(m) of the Code, it does not mean that all awards or other compensation under the LTIP will qualify, or be intended to qualify, as performance-based compensation or otherwise be deductible.

Administration

        The LTIP is administered by the Compensation Committee. The plan administrator selects the participants and determines the type or types of awards and the number of shares to be optioned or granted to each participant under the LTIP.

        The plan administrator supervises the LTIP's administration and enforcement according to its terms and provisions and has all powers necessary to accomplish these purposes, including, for example, the power to: (i) engage or authorize the engagement of third-party administrators to carry out administrative functions under the LTIP; (ii) construe or interpret the LTIP with full and final authority; (iii) determine questions of eligibility; (iv) make determinations related to LTIP benefits; (v) delegate to the Board or any other committee of the Board its authority to grant awards to certain employees; and (vi) from time to time, adopt rules and regulations in order to carry out the terms of the LTIP. Members of the Board, the plan administrator and other officers who assume duties under the LTIP are not held liable for their actions in connection with administration of the LTIP except for willful misconduct or as expressly provided by law.

        The plan administrator may terminate or amend the LTIP at any time with respect to any of our Class A Shares for which a grant has not yet been made. The plan administrator also has the right to alter or amend the LTIP or any part of the LTIP from time to time, including increasing the number of our Class A Shares that may be granted, subject to stockholder approval. However, no change in any outstanding grant may be made that would materially reduce the benefits of a participant without the consent of such participant. Repricing of options and stock appreciation rights is prohibited under the LTIP without the approval of our stockholders; options and stock appreciation rights may not be cancelled in exchange for cash or other awards. In the event of corporate recapitalizations, subdivisions, consolidations, or other corporate events, the plan administrator has the authority to adjust outstanding awards as well as the total number of shares available for grant under the plan in accordance with the terms of the LTIP. No awards may be granted under the LTIP on or after July 29, 2023, which is the ten year anniversary of the effective date.

Participation and Eligibility

        Our employees, consultants, employees of our subsidiaries, consultants of our subsidiaries and our non-employee directors are eligible for awards under the LTIP. The plan administrator selects the participants in the LTIP. Any participant may receive more than one award under the LTIP. A subsidiary is defined in the LTIP as: "(1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise)."

Number of Authorized Shares

        As of March 1, 2016, 2,523,853 Class A Shares were available for granting of new awards. The closing price of our Class A Shares was $1.61 per share on March 1, 2016. The Board has approved the amended and restated LTIP that, subject to stockholder approval, would increase by 3,500,000 the number of Class A Shares that may be issued under the LTIP to eligible employees, consultants and directors . If stockholder approval is not obtained, the LTIP will continue as in effect immediately prior to its amendment and restatement. All Class A Shares reserved under the LTIP may be issued pursuant to incentive stock options, within the meaning of Section 422 of the Code ("ISOs"). The Class A Shares delivered to settle awards under the LTIP may be authorized and unissued shares or treasury shares, including shares repurchased for purposes of the LTIP. If any shares subject to any award are forfeited or payment is made in a form other than shares or the award otherwise terminates without payment being made, the shares subject to such awards generally may again be available for issuance under the LTIP. Shares covered by the unexercised portion of an award that terminates, expires or is canceled or settled in any form other than shares and shares forfeited will again become available for issuance under the LTIP.

Limits on Awards

        With respect to equity awards made under the LTIP, no employee may be granted during a single calendar year (i) stock options or stock appreciation rights that are exercisable for more than 2,500,000 Class A Shares; (ii) performance-based awards settled in our Class A Shares or other stock awards covering or relating to more than 2,500,000 Class A Shares or (iii) cash awards or performance-based awards settled solely in cash having a grant date value in excess of $5,000,000. No non-employee director may be granted, during a single calendar year, awards having a value determined on the grant date in excess of $500,000.

Summary of Awards under the LTIP

        The LTIP provides for the issuance of stock options (incentive stock options and nonstatutory stock options), restricted stock, performance awards, restricted stock units, bonus stock awards, stock appreciation rights, dividend equivalents, and cash awards.

  Restricted Stock

        A restricted stock grant is an award of Class A Shares that vests over a period of time and that during such time is subject to forfeiture. The plan administrator may determine to make grants of restricted stock under the plan to participants containing such terms as the plan administrator shall determine. The plan administrator determines the period over which restricted stock granted to participants will vest. The plan administrator, in its discretion, may base its determination upon the achievement of specified performance objectives. Dividends made on restricted stock will not be paid with respect to unvested restricted stock, including restricted stock that is subject to the achievement of performance goals.

        Restricted stock under the LTIP is intended to serve as a means of incentive compensation for performance and not primarily as an opportunity to participate in the equity appreciation of our Class A Shares. Therefore, plan participants do not pay any consideration for our Class A Shares they receive, and we receive no remuneration for the restricted stock.

  Stock Options

        A stock option is a right to purchase stock at a specified price during specified time periods. The LTIP permits the grant of options covering our Class A Shares. The plan administrator may make grants under the plan to participants containing such terms as the plan administrator shall determine. Stock options have an exercise price that may not be less than the fair market value of our Class A Shares on the date of grant. Stock options granted under the LTIP can be either ISOs, which have certain tax advantages for recipients, or non-qualified stock options. ISOs may only be granted to employees. Stock options granted become exercisable over a period determined by the plan administrator. No stock option has a term that exceeds ten years. The availability of stock options is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders.

  Performance Awards

        A performance award is a right to receive all or part of an award granted under the LTIP based upon performance criteria specified by the plan administrator. The plan administrator determines the period over which certain specified company or individual goals or objectives must be met. The performance award may be paid in cash, Class A Shares or other awards or property, in the discretion of the plan administrator.

        Performance awards may be structured as "qualified performance-based compensation" under Section 162(m) of the Code, which we refer to as Qualified Awards. For Qualified Awards, performance goals must be established by the Compensation Committee (1) no later than 90 days after the commencement of service to which the performance goal relates and (2) prior to the completion of 25% of the performance period. A performance goal may be based upon one or more business criteria that apply to the participant or the performance of one or more of our business units or the company as a whole, and must be based on one or more of the criteria set forth under the LTIP.

  Performance Goals

        Performance awards granted to employees under the LTIP that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code will be subject to one or more of the following performance goals: (1) earnings per share; (2) production; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) increase in production; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization; (18) pretax earnings before interest, depreciation, amortization and exploration; (19) pretax operating earnings after interest expense and before incentives, service fees, and infrequent or unusual items; (20) total stockholder return; (21) debt reduction; (22) finding and development costs; (23) operating income; (24) internal rate of return; (25) safety; (26) operating expenses; (27) general and administrative expenses; (28) capital efficiency; (29) reserve replacement cost; and (30) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index, Russell 2000 or a group of comparable companies. One or more of such goals may apply to the employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Compensation Committee, by comparison with a peer group of companies.

        A performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The Compensation Committee will also have discretion to reduce (but not to increase) the value of a Qualified Award.

  Restricted Stock Units

        A restricted stock unit is a notional share of our Class A Shares that entitles the grantee to receive a share of our Class A Shares upon the vesting of the restricted stock unit or, in the discretion of the plan administrator, cash equivalent to the value of a share of our Class A Shares. The plan administrator may determine to make grants of restricted stock units under the plan to participants containing such terms as the plan administrator shall determine. The plan administrator determines the period over which restricted stock units granted to participants will vest.

        The plan administrator, in its discretion, may grant tandem dividend equivalent rights with respect to restricted stock units that entitle the holder to receive cash equal to any cash dividends made on Class A Shares while the restricted stock units are outstanding. Dividend equivalents on restricted stock units are subject to achievement of any performance goals that apply to the restricted stock units.

        We intend the issuance of any shares of our Class A Shares upon vesting of the restricted stock units under the plan to serve as a means of incentive compensation for performance and not primarily as an opportunity to participate in the equity appreciation of our Class A Shares. Therefore, plan participants do not pay any consideration for the Class A Shares they receive, and thus we do not receive remuneration for the shares.

  Bonus Stock

        The plan administrator, in its discretion, may also grant to participants Class A Shares that are not subject to forfeiture. The plan administrator can grant bonus stock without requiring that the recipient pay any remuneration for the shares.

  Stock Appreciation Rights

        The LTIP permits the grant of stock appreciation rights. A stock appreciation right is an award that, upon exercise, entitles participants to receive the excess of the fair market value of our Class A Shares on the exercise date over the grant price established for the stock appreciation right on the date of grant. Such excess is paid in cash or shares of our Class A Shares. The maximum term of a stock appreciation right is ten years. The plan administrator may determine to make grants of stock appreciation rights under the plan to participants containing such terms as the plan administrator shall determine. Stock appreciation rights have a grant price that may not be less than the fair market value of our Class A Shares on the date of grant. In general, stock appreciation rights granted will become exercisable over a period determined by the plan administrator.

        The availability of stock appreciation rights is intended to furnish additional compensation to plan participants and to align their economic interests with those of common stockholders. Plan participants do not pay any consideration for the Class A Shares they receive, and thus we receive no remuneration for the shares.

  Other Share-Based Awards

        The plan administrator, in its discretion, may also grant to participants an award denominated or payable in, referenced to, or otherwise based on or related to the value of our Class A Shares.

  Cash Awards

        The plan administrator, in its discretion, may also grant to participants an award denominated in cash.

  Termination of Employment and Non-Competition Agreements

        The treatment of an award under the LTIP upon a termination of employment or service to us will be specified in the applicable award agreement. Additionally, each participant to whom an award is granted under the LTIP may be required to agree in writing as a condition of the granting of such award not to engage in conduct in competition with us or our affiliates after the termination of such participant's employment or service with us.

  Assignments of Interests Prohibited

        Unless otherwise determined by the plan administrator and provided in the applicable award agreement, no award may be assigned or otherwise transferred except by will or the laws of descent and distribution or pursuant to a domestic relations order in a form acceptable to the plan administrator. Any attempted assignment of an award in violation of the LTIP will be null and void.

  Adjustments

        In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Class A Shares or any distribution to holders of Class A Shares of securities or property (other than normal cash dividends or dividends payable in Class A Shares), the Compensation Committee shall make appropriate adjustments to (i) the number and kind of Class A Shares covered by awards denominated in Class A Shares, (ii) the exercise price in respect of such awards, (iii) the appropriate fair market value for such awards, and (iv) the annual award limits to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the awards and preserve, without increasing, the value of such awards. Additionally, in the event of any subdivision or consolidation of outstanding Class A Shares, declaration of a dividend payable in Class A Shares or other stock split, then in addition to the adjustments listed above, the number of Class A Shares reserved under the LTIP may also be adjusted. No adjustment shall be made that would result in the LTIP or benefits payable thereunder to fail to comply with or be exempt from Section 409A of the Code.

  Change in Control

        The treatment of awards on the occurrence of a change in control (as defined in the LTIP) will be determined in the sole discretion of the plan administrator and will be described in the applicable award agreement. Such treatment may include the acceleration of vesting or the lapse of restrictions on the occurrence of a change in control or upon termination of employment following a change in control. For further information on the treatment of Awards on the occurrence of a change in control, please see the LTIP.

  Restrictions

        No payment or delivery of Class A Shares may be made unless we are satisfied that payment or delivery will comply with applicable laws and regulations. Certificates evidencing Class A Shares delivered under the LTIP may be subject to stop transfer orders and other restrictions that the plan administrator deems advisable. The plan administrator may cause a legend or legends to be placed upon the certificates (if any) to make appropriate reference to these restrictions.

  Clawback

        Any award which is subject to recovery under any law, government regulation, or stock exchange listing requirement will be subject to the deductions and clawback that are required to be made pursuant to such law, government regulation, stock exchange listing requirement or any policy adopted by us.

  Tax Withholding

        We have the right to deduct taxes at the applicable rate from any award payment and withhold, at the time of delivery or vesting of an award, an appropriate amount of cash or number of Class A Shares for the payment of taxes. The plan administrator may also permit withholding to be satisfied by the transfer of Class A Shares previously owned by the holder of the award.

  Unfunded Plan

        The LTIP is unfunded. Bookkeeping accounts that may be established for purposes of the LTIP are used merely as a bookkeeping convenience. We are not required to segregate any assets for purposes of the LTIP, and neither us, our Board nor the plan administrator is deemed to be a trustee of any benefit granted under the LTIP. Our obligations under the LTIP are based solely on any contractual obligations that may be created by the LTIP and the applicable award agreement, and no such obligation will be deemed to be secured by any pledge or other encumbrance on our property. None of us, our Board or the plan administrator is required to give any security or bond for the performance of any obligation that may be created by the LTIP.

U.S. Income Tax Considerations

        The following is a brief summary of the federal income tax aspects of awards that may be made under the LTIP based on existing U.S. federal income tax laws. This summary is general in nature and does not address issues related to the tax circumstances of any particular participant. This summary is not complete and does not attempt to describe any state, local or non-U.S. tax consequences.

  Stock Options

        The grant of a stock option is not a taxable event. In general, a participant who receives an option that does not qualify as an "incentive stock option" under Section 422 of the Code will realize ordinary income at the time the option is exercised equal to the difference between the then value of the shares acquired by the exercise of the option over the option exercise price paid for the shares, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code. The participant's tax basis for the shares will be equal to the value of the shares on the date ordinary income is realized and the participant's tax holding period for the shares will begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant's holding period begins.

        If a participant receives a stock option that qualifies as an "incentive stock option" under Section 422 of the Code, the participant will not realize income at the time the option is exercised (although the difference between the value of the shares and the exercise price will be taken into account as income for alternative income tax purposes), but will realize taxable income when the option shares are subsequently sold. If the participant sells the option shares more than two years after the date the option is granted and more than one year after the date the option is exercised, any gain or loss realized on the sale will be long-term capital gain or loss, and we will not be entitled to a deduction. If the participant sells the option shares before the end of either of those periods, any gain realized on the sale will be taxable as ordinary income to the extent of the difference between the value of the shares on the date the option was exercised and the exercise price paid for the shares, and any remaining gain will be capital gain. Any such capital gain will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the date the option was exercised. In general, we will be entitled to a deduction only if and to the extent ordinary income is realized by the participant upon the sale of the option shares, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

  Stock Appreciation Rights

        The grant of a stock appreciation right will not result in any immediate tax consequence to us or to the participant. Generally, the participant will realize ordinary income upon the exercise of a stock appreciation right, equal to the value of the shares or the cash payment issued or made in settlement of the award, and we will be entitled to a corresponding deduction, subject to the potentially applicable deduction limitations under Section 162(m) of the Code.

  Restricted Stock, Restricted Stock Units and Bonus Stock Awards

        In general, a participant who receives restricted stock, restricted stock units or bonus stock awards under the LTIP will realize ordinary income at the time the award becomes vested or the participant receives vested shares in settlement of the award in an amount equal to the then fair market value of the shares, and we will be entitled to a corresponding deduction (subject to the potentially applicable deduction limitations under Section 162(m) of the Code). In cases where the participant receives restricted stock and makes an election under Section 83(b) of the Code, the participant would realize ordinary income at the time the restricted stock is issued in an amount equal to the then fair market value of the shares, and we will be entitled to a corresponding deduction (subject to the potentially applicable deduction limitations under Section 162(m) of the Code). The participant's tax basis in the shares will generally be equal to the value of the shares on the date that ordinary income is realized, and the participant's tax holding period for the shares will generally begin on that date. Gain or loss on a subsequent sale of the shares will be long- or short-term capital gain or loss, depending on whether the sale occurs more than one year after the participant's holding period begins.

  Tax Deductibility Limitation

        Section 162(m) of the Code provides that certain compensation received in any year by a "covered employee" in excess of $1,000,000 is non-deductible by us for federal income tax purposes. Section 162(m) provides an exception, however, for "performance-based compensation." The LTIP permits the Compensation Committee to structure grants and awards made under the LTIP to "covered employees" as performance-based compensation that is exempt from the limitation of Section 162(m) of the Code. However, the Committee may award compensation that is or may become non-deductible, and expects to consider whether it believes such grants are in our best interest, balancing tax efficiency with long-term strategic objectives.

  Section 409A

        Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant's income. We intend to structure awards under the LTIP in a manner that is designed to be exempt from or comply with Section 409A of the Code.

  Change in Control

        The acceleration of the exercisability or the vesting of a grant or award upon the occurrence of a change in control may result in an "excess parachute payment" within the meaning of Section 280G of the Code. A "parachute payment" occurs when an employee receives payments contingent upon a change in control that exceed an amount equal to three times his or her "base amount." The term "base amount" generally means the average annual compensation paid to such employee during the five-year period preceding the change in control. An "excess parachute payment" is the excess of all parachute payments made to the employee on account of a change in control over the employee's base amount. If any amount received by an employee is characterized as an excess parachute payment, the employee is subject to a 20% excise tax on the amount of the excess, and we are denied a deduction with respect to such excess payment.

New Plan Benefits

        The number of Class A Shares that may be subject to new awards under the amended and restated LTIP is 3,500,000. There are also 1,143,575 shares of Class A Shares subject to awards already issued under the LTIP, but that remain subject to forfeiture. Per the terms of the LTIP, any shares subject to awards that are forfeited, terminated or settled in cash shall again be available for grant. The awards, if any, that will be granted to eligible participants under the LTIP are subject to the discretion of the Board or the Compensation Committee and, therefore, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to participants under the LTIP. No awards or grants have been made under the LTIP that are contingent on stockholder approval of the LTIP. Therefore, a New Plan Benefits Table is not provided.

Equity Compensation Plan Information

        The following table presents the securities authorized for issuance under the Jones Energy, Inc. 2013 Omnibus Incentive Plan (the "LTIP") as of December 31, 2015.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plan approved by security holders(1)	—	—	2,303,615	(2)
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	2,303,615

(1)
Our 2013 Omnibus Incentive Plan (the "LTIP") was approved by our board of directors in July 2013 and took effect on July 29, 2013. The LTIP was also approved by our shareholders at the Annual Meeting of Shareholders on July 10, 2013.

(2)
The LTIP may consist of the following components: restricted stock, stock options, performance awards, restricted stock units, bonus stock awards, stock appreciation rights, cash awards, dividend equivalents, and other share- based awards. The LTIP limits the number of shares that may be delivered pursuant to awards to 3,850,000 shares of our Class A common stock. Our board of directors had approved total cumulative awards of 1,546,385 shares of restricted Class A common stock under the LTIP as of December 31, 2015, net of forfeitures and other adjustments that return previously awarded shares to the pool of remaining available shares.

Consequences of Failing to Approve the Proposal

        Failure of the Company's stockholders to approve the amended and restated LTIP will not affect the rights of holders of existing awards under the LTIP. The LTIP shall continue regardless of the outcome of the stockholder vote. However, if the amended and restated LTIP is not approved, new grants under the LTIP will be limited and awards under the LTIP will not meet the requirements to be considered "performance-based compensation" under Section 162(m) of the Code. In addition, the Company may need to find other ways to attract and retain key employees.

Vote Required

        Adoption of the proposal to amend and restate the LTIP, which includes an increase in the number of Class A Shares available under the LTIP, requires an affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND AND RESTATE THE JONES ENERGY, INC. 2013 OMNIBUS INCENTIVE PLAN.

PROPOSAL FOUR:
APPROVAL OF THE AMENDED AND RESTATED
JONES ENERGY, INC. 2013 SHORT-TERM INCENTIVE PLAN

        On March 25, 2016, the Board adopted, pursuant to a recommendation from the Compensation Committee and subject to stockholder approval, an amended and restated STIP, which includes certain changes to performance goals. Shortly before our IPO, the Board adopted, and our stockholders approved, the current STIP, effective upon the consummation of the IPO. Annual cash bonus awards may be made to our employees under the STIP that are based on the achievement of certain business objectives and other criteria established by the Compensation Committee, which is the administrator of the STIP. Following our IPO, we were eligible for a post-initial public offering transition rule under which amounts paid under our STIP were exempt from the deduction limitations of Section 162(m) of the Code. In order to preserve our ability to grant fully tax-deductible performance-based awards, we are seeking stockholder approval of the material terms of the performance goals under the STIP for purposes of compliance with Section 162(m) of the Code.

        The following is a summary of the STIP as amended and restated, and is qualified in its entirety by reference to the full text of the amended and restated STIP, which is attached as Appendix B to this proxy statement.

Plan Administration and Eligibility

        The Compensation Committee of our Board administers the STIP. The Compensation Committee may generally delegate any of its authority (i) to select participants, (ii) grant awards and (iii) determine the value of awards granted to participants to any other committee of the Board or to our Chief Executive Officer. However, the Compensation Committee may not delegate its authority with respect to awards granted to a participant who is a "covered employee," as defined in Section 162(m) of the Code. Unless otherwise determined by the Compensation Committee, employees of the company or any of its subsidiaries who (a) are employed on the last day of the calendar year, which is referred to as the "plan year" and (b) are employed on the payment date of an award under the STIP are eligible for the payment of an award under the STIP.

Awards

        The Compensation Committee determines the terms and conditions of awards and designates the recipients. Generally, awards are based on a percentage of actual base salary or gross wages paid to the participant during the plan year, including vacation, holiday and sick time. All or part of an award may be subject to conditions established by the Compensation Committee, which may include continuous service, achievement of specific individual and/or business objectives and other measures of performance.

Performance goals

        Under the STIP, with respect to awards based on the achievement of business objectives, the Compensation Committee shall establish objective goals (i) no later than 90 days after the commencement of the period of service to which the performance goals relate or and (ii) prior to the completion of 25% of the performance period, and in any event, while the outcome is substantially uncertain. A performance goal is objective if a third party having knowledge of the relevant facts could determine whether the goal has been met.

        Performance goals will be based upon targets established by the Compensation Committee with respect to one or more of the following financial or operational factors, as applied to the Company or a business unit, as applicable: (1) earnings per share; (2) production; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) increase in production; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization; (18) pretax earnings before interest, depreciation, amortization and exploration; (19) pretax operating earnings after interest expense and before incentives, service fees, and infrequent or unusual items; (20) total stockholder return; (21) debt reduction; (22) finding and development costs; (23) operating income; (24) internal rate of return; (25) safety; (26) operating expenses; (27) general and administrative expenses; (28) capital efficiency; (29) reserve replacement cost; and

(30) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index, Russell 2000 or a group of comparable companies.

        Performance goals need not be based on an increased or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses. The Compensation Committee may decrease the amount payable pursuant to a performance award, but in no event may the Compensation Committee increase the amount payable pursuant to a performance award to a "covered employee" (as defined under Section 162(m) of the Code) other than as provided in Section 162(m) of the Code. The Compensation Committee may increase the amount of a performance award to any participant who is not a covered employee. In addition, the Compensation Committee may use such other performance goals and measures, including subjective measures, and make adjustments to performance goals and measures during the plan year, if the Compensation Committee determines that compliance with Section 162(m) of the Code is not desired. No participant may be granted performance awards that would result in the payment of more than $5,000,000 per plan year.

Clawback

        Any award which is subject to recovery under any law, government regulation, or stock exchange listing requirement will be subject to the deductions and clawback that are required to be made pursuant to such law, government regulation, stock exchange listing requirement or any policy adopted by us.

Amendment and termination of plan

        The STIP may be amended, modified, suspended, or terminated by our Board in order to address any changes in legal requirements or for any other purpose permitted by law, except that no amendment that would materially and adversely affect the rights of any participant under any award previously granted may be made without the consent of the participant, and no amendment may be effective prior to its approval by our stockholders, if such approval is required by law or an exchange.

New STIP Benefits

        Future benefits that will be received under the STIP by particular individuals or groups are subject to the determination of the Compensation Committee and cannot be determined at this time.

Consequences of Failing to Approve the Proposal

        The STIP shall continue regardless of the outcome of the stockholder vote. However, if the STIP is not approved, new grants under the STIP will not meet the requirements to be considered "performance-based compensation" under Section 162(m) of the Code.

Vote Required

        Adoption of the proposal to approve the STIP requires an affirmative vote of holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

 THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED JONES ENERGY, INC. 2013 SHORT-TERM INCENTIVE PLAN.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

        Stockholders may propose matters to be presented at stockholders' meetings and may also recommend persons for nomination or nominate persons to be directors, subject to the formal procedures that have been established under our Bylaws. Our Bylaws are available in our SEC filings which can be accessed on our website at www.jonesenergy.com under the Corporate Governance tab in the Investor Relations section. Stockholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to Jones Energy.

Proposals for 2017 Annual Meeting

        Pursuant to rules promulgated by the SEC, any proposals of stockholders of our company intended to be presented at the 2017 annual meeting of stockholders and included in our Proxy Statement and form of proxy relating to that meeting must be received at our principal executive offices, 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746, no later than January 4, 2017. Such proposals must be in conformity with all applicable legal provisions, including Rule 14a-8 of the General Rules and Regulations under the Exchange Act.

        If you wish to present a stockholder proposal at the 2017 annual meeting of stockholders that is not the subject of a proposal pursuant to Rule 14a-8 of the Exchange Act, you must follow the procedures outlined in Section 2.9(c) of our Bylaws. These procedures include the requirement that your proposal must be delivered to Jones Energy's Corporate Secretary at the address shown on the cover page of this proxy statement not later than the close of business on the 90th day or earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, your notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day we publicly announce the date of the 2017 annual meeting of stockholders. For a proposal of business to be considered at the 2017 annual meeting of stockholders, a stockholder's notice should be properly submitted to our Corporate Secretary at our principal executive offices, 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746, no later than February 3, 2017, but not earlier than January 4, 2017.

Nominations for 2017 Annual Meeting

        If you wish to recommend to the Board's Nominating Committee the nomination of a person for election to the Board, you must follow the procedures outlined in Section 3.5(a) of our Bylaws.

        These procedures include the requirement that your nominations must be delivered to Jones Energy's Corporate Secretary at the address shown on the cover page of this proxy statement not later than the close of business on the 90th day or earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting. If the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, your notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day we publicly announce the date of the 2017 annual meeting of stockholders. If the number of directors to be elected to the Board at the 2017 annual meeting of stockholders is increased and there is no prior notice or public disclosure by us naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the anniversary date of the Annual Meeting, a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our principal executive offices not later than the close of business on the 10th day following the earlier of the day on which the notice of such meeting was mailed to stockholders of the Corporation or the day on which such public disclosure was made. For a nomination to be considered at the 2017 annual meeting of stockholders, a stockholder's notice should be properly submitted to our Corporate Secretary at our principal executive offices, 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746, no later than February 3, 2017, but not earlier than January 4, 2017.

 SOLICITATION AND MAILING OF PROXIES

        The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by us. In addition to the use of the mail, proxies may be solicited by our representatives in person or by telephone, electronic mail or facsimile transmission. These representatives will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred. If undertaken, we expect the expenses of such solicitation by our representatives to be nominal. We will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of our shares as of the Record Date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice.

        If a stockholder wishes to give such holder's proxy to someone other than the names appearing in the proxy card, the names appearing in the proxy card must be crossed out and the name of another individual or individuals (not more than three) inserted. The signed card must be presented at the Annual Meeting by the individual or individuals representing such stockholder.

        As a matter of policy, proxies, ballots, and voting tabulations that identify individual stockholders are kept private by us. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing proxy cards and tabulating the vote. The vote of any stockholder is not disclosed except as necessary to meet legal requirements.

STOCKHOLDER LIST

        In accordance with the Delaware General Corporation Law, the Company will maintain at its corporate offices in Austin, Texas, a list of the stockholders entitled to vote at the Annual Meeting. The list will be open to the examination of any stockholder, for purposes germane to the Annual Meeting, during ordinary business hours for ten days before the Annual Meeting.

HOUSEHOLDING

        The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and Proxy Statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or Proxy Statement in the future, or if any such beneficial stockholder that receives separate annual reports or Proxy Statements wishes to receive a single annual report or Proxy Statement in the future, that stockholder should contact their broker or send a request to our principal executive offices, 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746, Attn: Corporate Secretary. We will deliver, promptly upon written request to the Corporate Secretary, a separate copy of the 2015 Annual Report and this Proxy Statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

WHERE YOU CAN FIND MORE INFORMATION ABOUT US

        We file annual, quarterly and current reports and proxy statements with the SEC. Our SEC filings are available to the public over the internet at the SEC's website at www.sec.gov. You may also read and copy any document that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 for further information on the public reference room and its copy charges. We maintain a website at www.jonesenergy.com, where we post our SEC filings.

        You may request copies of our filings, including any documents incorporated by reference in this Proxy Statement as described below, without charge, by calling our Investor Relations representative at 512.493.4834 or write to Investor Relations, 807 Las Cimas Parkway, Suite 350, Austin, Texas 78746.

        If you would like to request documents from us, please do so at least ten business days before the date of the Annual Meeting in order to receive timely delivery of the documents before the Annual Meeting. If you request any incorporated documents from us, we will mail them to you by first class mail or other equally prompt means within one business day of receipt of your request, provided that we will not mail any exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that this Proxy Statement incorporates.

        You should rely only on the information contained or incorporated by reference in this Proxy Statement to vote your units at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained or incorporated by reference in this Proxy Statement.

        The information contained in this document or any document incorporated by reference herein speaks only as of the date indicated on the cover of this document or the document incorporated by reference unless the information specifically indicates that another date applies.

OTHER MATTERS FOR 2016 ANNUAL MEETING

        As of the date of this Proxy Statement, our Board knows of no matters to be acted upon at the Annual Meeting other than the proposals included in the accompanying notice and described in this Proxy Statement. If any other matter requiring a vote of stockholders arises, including a question of adjourning the Annual Meeting, the persons named as proxies in the accompanying proxy card will have the discretion to vote thereon according to their best judgment of what they consider to be in the best interests of our company. The accompanying proxy card confers discretionary authority to take action with respect to any additional matters that may come before the Annual Meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

Jonny Jones Founder, Chairman and Chief Executive Officer

Austin, Texas
April 1, 2016

Appendix A

JONES ENERGY, INC.
2013 OMNIBUS INCENTIVE PLAN

(Amended and Restated as of May 4, 2016)

JONES ENERGY, INC.
2013 OMNIBUS INCENTIVE PLAN
(Amended and Restated as of May 4, 2016)

i

JONES ENERGY, INC.
2013 OMNIBUS INCENTIVE PLAN

(Amended and Restated as of May 4, 2016)

        1.    Plan.    Jones Energy, Inc., a Delaware corporation (the "Company"), established this Jones Energy, Inc. 2013 Omnibus Incentive Plan (this "Plan"), effective as of July 29, 2013 (the "Effective Date"). This Plan was subsequently amended and restated in its entirety effective as of May 4, 2016 to increase the number of shares reserved under this Plan and to make certain design changes. This Plan shall continue in effect for a term of 10 years after the Effective Date unless sooner terminated by action of the Board of Directors of the Company.

        2.    Objectives.    This Plan is designed to attract and retain employees and consultants of the Company and its Subsidiaries (as defined herein), to attract and retain qualified non-employee directors of the Company, to encourage the sense of proprietorship of such employees, consultants and directors and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries. These objectives are to be accomplished by making Awards under this Plan and thereby providing Participants (as defined herein) with a proprietary interest in the growth and performance of the Company and its Subsidiaries.

        3.    Definitions.    As used herein, the terms set forth below shall have the following respective meanings:

          "Authorized Officer" means the Chairman of the Board, the Chief Executive Officer of the Company (or any other senior officer of the Company to whom any of such individuals shall delegate the authority to execute any Award Agreement).

          "Award" means the grant of any Option, Stock Appreciation Right, Stock Award, or Cash Award, any of which may be structured as a Performance Award, whether granted singly, in combination or in tandem, to a Participant pursuant to such applicable terms, conditions, and limitations as the Committee may establish in accordance with the objectives of this Plan.

          "Award Agreement" means the document (in written or electronic form) communicating the terms, conditions and limitations applicable to an Award. The Committee may, in its discretion, require that the Participant execute such Award Agreement, or may provide for procedures through which Award Agreements are made effective without execution. Any Participant who is granted an Award and who does not affirmatively reject the applicable Award Agreement shall be deemed to have accepted the terms of Award as embodied in the Award Agreement.

          "Board" means the Board of Directors of the Company.

          "Cash Award" means an Award denominated in cash.

          "Change in Control" means a Change in Control as defined in Attachment A to this Plan.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Committee" means the Compensation Committee of the Board, and any successor committee thereto or such other committee of the Board as may be designated by the Board to administer this Plan in whole or in part including any subcommittee of the Board as designated by the Board.

          "Common Stock" means the Class A Common Stock, par value $0.001 per share, of the Company.

          "Company" means Jones Energy, Inc., a Delaware corporation, or any successor thereto.

          "Consultant" means an individual providing services to the Company or any of its Subsidiaries, other than an Employee or a Director, and an individual who has agreed to become a consultant of the Company or any of its Subsidiaries and actually becomes such a consultant following such date of agreement.

          "Consultant Award" means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Consultant pursuant to such applicable terms, conditions, and limitations established by the Committee.

          "Covered Employee" means any Employee who is or may be a "covered employee," as defined in Code Section 162(m).

          "Director" means an individual serving as a member of the Board who is not an Employee or a Consultant and an individual who has agreed to become a director of the Company or any of its Subsidiaries and actually becomes such a director following such date of agreement.

          "Director Award" means the grant of any Award (other than an Incentive Stock Option), whether granted singly, in combination, or in tandem, to a Participant who is a Director pursuant to such applicable terms, conditions, and limitations established by the Board.

          "Disability" means (1) if the Participant is an Employee, a disability that entitles the Employee to benefits under the Company's long-term disability plan, as may be in effect from time to time, as determined by the plan administrator of the long-term disability plan or (2) if the Participant is a Director or a Consultant, a disability whereby the Director or Consultant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the foregoing, if an Award is subject to Code Section 409A, the definition of Disability shall conform to the requirements of Treasury Regulation § 1.409A-3(i)(4)(i).

          "Dividend Equivalents" means, in the case of Restricted Stock Units or Performance Units, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period or performance period, as applicable, on a like number of shares of Common Stock that are subject to the Award.

          "Employee" means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and actually becomes such an employee following such date of agreement.

          "Employee Award" means the grant of any Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions, and limitations established by the Committee.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Exercise Price" means the price at which a Participant may exercise his right to receive cash or Common Stock, as applicable, under the terms of an Award.

          "Fair Market Value" of a share of Common Stock means, as of a particular date, (1) if shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (2) if the Common Stock is not so listed, the average of the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by an inter-dealer quotation system, (3) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Committee for such purpose, or (4) if none of the above are applicable, the Fair Market Value of a share of Common Stock as determined in good faith by the Committee; provided, however, that with respect to any Awards granted on the date of the initial public offering of the Common Stock, Fair Market Value shall mean the opening sales price per share price of the Common Stock offered in connection with such initial public offering.

          "Grant Date" means the date an Award is granted to a Participant pursuant to this Plan.

          "Incentive Stock Option" means an Option that is intended to comply with the requirements set forth in Code Section 422.

          "Nonqualified Stock Option" means an Option that is not intended to comply with the requirements set forth in Code Section 422.

          "Option" means a right to purchase a specified number of shares of Common Stock at a specified Exercise Price, which is either an Incentive Stock Option or a Nonqualified Stock Option.

          "Participant" means an Employee, Consultant or Director to whom an Award has been made under this Plan.

          "Performance Award" means an Award made pursuant to this Plan to a Participant which is subject to the attainment of one or more Performance Goals.

          "Performance Goal" means one or more standards established by the Committee to determine in whole or in part whether a Performance Award shall be earned.

          "Performance Unit" means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash, the value of which at the time it is settled is determined as a function of the extent to which established performance criteria have been satisfied.

          "Performance Unit Award" means an Award in the form of Performance Units.

          "Plan" means the Jones Energy, Inc. 2013 Omnibus Incentive Plan, as amended and restated as of May 4, 2016 and as thereafter amended from time to time.

          "Qualified Performance Awards" has the meaning set forth in Paragraph 8(a)(vii)(B).

          "Restricted Stock" means a share of Common Stock that is restricted or subject to forfeiture provisions.

          "Restricted Stock Award" means an Award in the form of Restricted Stock.

          "Restricted Stock Unit" means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value in cash that is restricted or subject to forfeiture provisions.

          "Restricted Stock Unit Award" means an Award in the form of Restricted Stock Units.

          "Restriction Period" means a period of time beginning as of the date upon which a Restricted Stock Award or Restricted Stock Unit Award is made pursuant to this Plan and ending as of the date upon which such Award is no longer restricted or subject to forfeiture provisions.

          "Stock Appreciation Right" or "SAR" means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over a specified Exercise Price.

          "Stock Award" means an Award in the form of shares of Common Stock, including a Restricted Stock Award, and a Restricted Stock Unit Award or Performance Unit Award that may be settled in shares of Common Stock, and excluding Options and SARs.

          "Stock-Based Award Limitations" has the meaning set forth in Paragraph 5.

          "Subsidiary" means (1) in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, and (2) in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise).

        4.    Eligibility.

          (a)    Employees.    All Employees are eligible for Employee Awards under this Plan, provided, however, that if the Committee makes an Employee Award to an individual whom it expects to become an Employee following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming an Employee.

          (b)    Consultants.    All Consultants are eligible for Consultant Awards under this Plan, provided, however, that if the Committee makes a Consultant Award to an individual whom it expects to become a Consultant following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Consultant.

          (c)    Directors.    All Directors are eligible for Director Awards under this Plan, provided, however, that if the Board makes a Director Award to an individual whom it expects to become a Director following the Grant Date of such Award, such Award shall be subject to (among other terms and conditions) the individual actually becoming a Director.

        The Committee (or the Board, in the case of Director Awards) shall determine the type or types of Awards to be made under this Plan and shall designate from time to time the Employees, Consultants or Directors who are to be granted Awards under this Plan.

        5.    Common Stock Available for Awards.    Subject to the provisions of Paragraph 15 hereof, there shall be available for Awards under this Plan granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock) an aggregate of 7,350,000 shares of Common Stock (the "Maximum Share Limit"), all of which shall be available for Incentive Stock Options. The Maximum Share Limit reflects the total of the initial number of shares of Common Stock approved under this Plan on July 29, 2013 of 3,850,000 shares and the additional shares of Common Stock approved on May 4, 2016 of 3,500,000 shares.

        Awards settled in cash shall not reduce the Maximum Share Limit under the Plan. If an Award expires or is terminated, cancelled or forfeited, the shares of Common Stock associated with the expired, terminated, cancelled or forfeited Award shall again be available for Awards under the Plan, and the Maximum Share Limit shall be increased by the number of shares subject to such Award. The following shares of Common Stock shall also become available again for Awards under the Plan other than Awards of Incentive Stock Options:

            (i)  Shares of Common Stock that are tendered by a Participant or withheld as full or partial payment of minimum withholding taxes or as payment for the Exercise Price of an Award; and

           (ii)  Shares of Common Stock reserved for issuance upon grant of an SAR, to the extent the number of reserved shares of Common Stock exceeds the number of shares of Common Stock actually issued upon exercise or settlement of such SAR .

        The foregoing notwithstanding, subject to New York Stock Exchange listing requirements, the Maximum Share Limit shall not be reduced by (x) shares of Common Stock issued under Awards granted in assumption, substitution or exchange for previously granted awards of a company acquired by the Company and (y) available shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) and such shares shall be available for Awards under the Plan.

        The Board and the appropriate officers of the Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

        Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Awards made hereunder (and if an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section, to the extent required by Code Section 162(m)):

          (a)   No Employee may be granted during any calendar year Awards consisting of Options or SARs that are exercisable for more than 2,500,000 shares of Common Stock;

          (b)   No Employee may be granted during any calendar year Qualified Performance Awards that are Stock Awards covering or relating to more than 2,500,000 shares of Common Stock (the limitation set forth in this clause (b), together with the limitation set forth in clause (a) above, being hereinafter collectively referred to as the "Stock-Based Award Limitations");

          (c)   No Employee may be granted during any calendar year Qualified Performance Awards that are (1) Cash Awards or (2) Restricted Stock Unit Awards or Performance Unit Awards that may be settled solely in cash having a value determined on the Grant Date in excess of $5,000,000; and

          (d)   No Director may be granted during any calendar year Awards having a value determined on the Grant Date (computed in accordance with applicable financial accounting rules) when added to all cash paid to the Director during the same calendar year in excess of $500,000.

        Shares delivered by the Company in settlement of Awards may be authorized and unissued shares of Common Stock, shares of Common Stock held in the treasury of the Company, shares of Common Stock purchased on the open market or by private purchase or any combination of the foregoing.

        6.    Administration.

          (a)    Authority of the Committee.    Except as otherwise provided in this Plan with respect to actions or determinations by the Board, this Plan shall be administered by the Committee; provided, however, that (i) any and all members of the Committee shall satisfy any independence requirements prescribed by any stock exchange on which the Company lists its Common Stock; (ii) Awards may be granted to individuals who are subject to Section 16(b) of the Exchange Act only if the Committee is comprised solely of two or more "Non-Employee Directors" as defined in Securities and Exchange Commission Rule 16b-3 (as amended from time to time, and any successor rule, regulation or statute fulfilling the same or similar function); and (iii) any Award intended to qualify for the "performance-based compensation" exception under Code Section 162(m) shall be granted only if the Committee is comprised solely of two or more "outside directors" within the meaning of Code Section l62(m) and regulations pursuant thereto. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan as it may deem necessary or proper, all of which powers shall be exercised in the best interests of the Company and in keeping with the objectives of this Plan. Subject to Paragraph 6(c) hereof, the Committee may, in its discretion, provide for the extension of the exercisability of an Award, accelerate the vesting or exercisability of an Award, eliminate or make less restrictive any restrictions contained in an Award, waive any restriction or other provision of this Plan or an Award or otherwise amend or modify an Award in any manner that is, in either case, (1) not materially adverse to the Participant to whom such Award was granted, (2) consented to by such Participant or (3) authorized by Paragraph 15(c) hereof; provided, however, that except as expressly provided in Paragraph 8(a)(i) or 8(a)(ii) hereof, no such action shall permit the term of any Option or SAR to be greater than 10 years from its Grant Date. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement in the manner and to the extent the Committee deems necessary or desirable to further this Plan's purposes. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Board shall have the same powers as the Committee with respect to Director Awards.

          (b)    Indemnity.    No member of the Board or the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Paragraph 7 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Board or the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.

          (c)    Prohibition on Repricing of Awards.    Subject to the provisions of Paragraph 15 hereof, the terms of outstanding Award Agreements may not be amended without the approval of the Company's stockholders so as to (i) reduce the Exercise Price of any outstanding Options or SARs or (ii) cancel any outstanding Options or SARs in exchange for cash or other Awards, or Options or SARs with an Exercise Price that is less than the Exercise Price of the original Options or SARs.

        7.    Delegation of Authority.    The Committee may delegate any of its authority to grant Awards to Employees who are not subject to Section 16(b) of the Exchange Act and Consultants, subject to Paragraph 6(a) above, to the Board or to any other committee of the Board, provided such delegation is made in writing and specifically sets forth such delegated authority. The Committee may also delegate to an Authorized Officer authority to execute on behalf of the Company any Award Agreement. The Committee and the Board, as applicable, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.

        8.    Employee Awards.

          (a)   The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Award shall be embodied in an Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee, in its sole discretion, and, if required by the Committee, shall be signed by the Participant to whom the Award is granted and by an Authorized Officer for and on behalf of the Company. Awards may consist of those listed in this Paragraph 8(a) hereof and may be granted singly, in combination or in tandem. Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan or any other plan of the Company or any of its Subsidiaries, including the plan of any acquired entity; provided, however, that, except as contemplated in Paragraph 15 hereof, no Option or SAR may be issued in exchange for the cancellation of an Option or SAR with a higher Exercise Price nor may the Exercise Price of any Option or SAR be reduced. All or part of an Award may be subject to conditions established by the Committee. Upon the termination of employment by a Participant who is an Employee, any unexercised, unvested or unpaid Awards shall be treated as set forth in the applicable Award Agreement or in any other written agreement the Company has entered into with the Participant.

              (i)  Options.    An Employee Award may be in the form of an Option. An Option awarded pursuant to this Plan may consist of either an Incentive Stock Option or a Nonqualified Stock Option. The price at which shares of Common Stock may be purchased upon the exercise of an Option shall be not less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Paragraph 15 hereof. The term of an Option shall not exceed 10 years from the Grant Date; provided, however, if the term of a Nonqualified Option (but not an Incentive Option) expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such Nonqualified Option shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Option, including, but not limited to, the term of any Option and the date or dates upon which the Option becomes vested and exercisable, shall be determined by the Committee.

             (ii)  Stock Appreciation Rights.    An Employee Award may be in the form of an SAR. The Exercise Price for an SAR shall not be less than the Fair Market Value of the Common Stock on the Grant Date, subject to adjustment as provided in Paragraph 15 hereof. The holder of a tandem SAR may elect to exercise either the Option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date; provided, however, if the term of an SAR expires when trading in the Common Stock is prohibited by law or the Company's insider trading policy, then the term of such SAR shall expire on the 30th day after the expiration of such prohibition. Subject to the foregoing provisions, the terms, conditions, and limitations applicable to any SAR, including, but not limited to, the term of any SAR and the date or dates upon which the SAR becomes vested and exercisable, shall be determined by the Committee.

            (iii)  Stock Awards.    An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee, and subject to the minimum Restriction Period and performance period requirements and any other applicable requirements described in this Paragraph 8(a) hereof.

            (iv)  Restricted Stock Unit Awards.    An Employee Award may be in the form of a Restricted Stock Unit Award. The terms, conditions and limitations applicable to a Restricted Stock Unit Award, including, but not limited to, the Restriction Period, shall be determined by the Committee. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle Restricted Stock Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the vested Restricted Stock Units.

             (v)  Performance Unit Awards.    An Employee Award may be in the form of a Performance Unit Award. Each Performance Unit shall have an initial value that is established by the Committee on the Grant Date. Subject to the terms of this Plan, after the applicable performance period has ended, the Participant shall be entitled to receive settlement of the value and number of Performance Units earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. Settlement of earned Performance Units shall be as determined by the Committee and as evidenced in an Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may settle earned Performance Units in the form of cash or in shares of Common Stock (or in a combination thereof) equal to the value of the earned Performance Units as soon as practicable after the end of the performance period and following the Committee's determination of actual performance against the performance measures and related goals established by the Committee.

            (vi)  Cash Awards.    An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to a Cash Award, including, but not limited to, vesting or other restrictions, shall be determined by the Committee.

           (vii)  Performance Awards.    Without limiting the type or number of Awards that may be made under the other provisions of this Plan, an Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to an Award that is a Performance Award shall be determined by the Committee. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

              (A)  Nonqualified Performance Awards.    Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be based on achievement of such Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

              (B)  Qualified Performance Awards.    Performance Awards granted to Employees under this Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee (1) no later than 90 days after the commencement of the period of service to which the Performance Goal relates and (2) prior to the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. One or more of such goals may apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. Any Performance Goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), in accordance with accounting principles established by the International Accounting Standards Board ("IASB Principles"), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. A Performance Goal shall include one or more of the following: (1) earnings per share; (2) production; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) increase in production; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization; (18) pretax earnings before interest, depreciation, amortization and exploration; (19) pretax operating earnings after interest expense and before incentives, service fees, and infrequent or unusual items; (20) total stockholder return; (21) debt reduction; (22) finding and development costs; (23) operating income; (24) internal rate of return; (25) safety; (26) operating expenses; (27) general and administrative expenses; (28) capital efficiency; (29) reserve replacement cost; and (30) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index, Russell 2000 or a group of comparable companies.

      Unless otherwise stated, such a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of this Plan to conform with the standards of Code Section 162(m) and Treasury Regulation § 1.162-27(e)(2)(i), as to grants to Covered Employees and the Committee in establishing such goals and interpreting this Plan shall be guided by such provisions.

      Prior to the payment of any compensation based on the achievement of Performance Goals applicable to Qualified Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. For this purpose, approved minutes of the Committee meeting in which the certification is made shall be treated as such written certification. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Qualified Performance Awards made pursuant to this Plan shall be determined by the Committee. At the time it establishes the Performance Goals, the Committee may provide for the impact of an event or occurrence which the Committee determines should appropriately be included or excluded, including any of the following: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) infrequent and unusual items as defined by the Company's auditors and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities.

              (C)  Adjustment of Performance Awards.    Awards that are intended to be Qualified Performance Awards may not be adjusted upward. The Committee may retain the discretion to adjust such Performance Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

        9.    Consultant and Director Awards.

          (a)    Consultant Awards.    The Committee has the sole authority to grant Consultant Awards from time to time in accordance with this Paragraph 9(a). Consultant Awards may consist of the forms of Award described in Paragraph 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Paragraph 8. Each Consultant Award shall be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Committee, in its sole discretion.

          (b)    Director Awards.    The Board has the sole authority to grant Director Awards from time to time in accordance with this Paragraph 9(b). Director Awards may consist of the forms of Award described in Paragraph 8, with the exception of Incentive Stock Options, may be granted singly, in combination, or in tandem and shall be granted subject to such terms and conditions as specified in Paragraph 8. Each Director Award may, in the discretion of the Board, be embodied in an Award Agreement, which shall contain such terms, conditions, and limitations as shall be determined by the Board, in its sole discretion.

        10.    Award Payment; Dividends and Dividend Equivalents.

          (a)    General.    Payment of Awards may be made in the form of cash or Common Stock, or a combination thereof, and may include such restrictions as the Committee (or the Board, in the case of Director Awards) shall determine, including, but not limited to, in the case of Common Stock, restrictions on transfer and forfeiture provisions. For a Restricted Stock Award, the certificates evidencing the shares of such Restricted Stock (to the extent that such shares are so evidenced) shall contain appropriate legends and restrictions that describe the terms and conditions of the restrictions applicable thereto. For a Restricted Stock Unit Award that may be settled in shares of Common Stock, the shares of Common Stock that may be issued at the end of the Restriction Period shall be evidenced by book entry registration or in such other manner as the Committee may determine.

          (b)    Dividends and Dividend Equivalents.    Rights to (1) dividends will be extended to and made part of any Restricted Stock Award and (2) Dividend Equivalents may be extended to and made part of any Restricted Stock Unit Award and Performance Unit Award, subject in each case to such terms, conditions and restrictions as the Committee may establish; provided, however, that no such dividends or Dividend Equivalents shall be paid with respect to unvested Stock Awards, including Stock Awards subject to Performance Goals. Dividends or Dividend Equivalents paid with respect to unvested Stock Awards may, in the discretion of the Committee, be accumulated and paid to the Participant at the time that such Stock Award vests. Dividends and/or Dividend Equivalents shall not be made part of any Options or SARs.

        11.    Option Exercise.    The Exercise Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the Participant, the Participant may purchase such shares by means of the Company withholding shares of Common Stock otherwise deliverable on exercise of the Award or tendering Common Stock valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee, in its sole discretion, shall determine acceptable methods for Participants to tender Common Stock or other Awards. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award (including cashless exercise procedures approved by the Committee involving a broker or dealer approved by the Committee). The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this Paragraph 11.

        12.    Taxes.    The Company shall have the right to deduct applicable taxes from any Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of required withholding taxes or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes; provided, however, that the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required minimum withholding taxes (or such other rate that will not result in an adverse accounting consequence or cost). The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made.

        13.    Amendment, Modification, Suspension or Termination.    The Board may amend, modify, suspend or terminate this Plan (and the Committee may amend an Award Agreement) for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (1) no amendment or alteration that would materially adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (2) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent stockholders approval is otherwise required by applicable legal requirements or the requirements of the securities exchange on which the Company's stock is listed, including any amendment that expands the types of Awards available under this Plan, materially increases the number of shares of Common Stock available for Awards under this Plan, materially expands the classes of persons eligible for Awards under this Plan, materially extends the term of this Plan, materially changes the method of determining the Exercise Price of Options, deletes or limits any provisions of this Plan that prohibit the repricing of Options or SARs.

        14.    Assignability.    Unless otherwise determined by the Committee (or the Board in the case of Director Awards) or expressly provided for in an Award Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except (1) by will or the laws of descent and distribution or (2) pursuant to a domestic relations order issued by a court of competent jurisdiction that is not contrary to the terms and conditions of this Plan or applicable Award and in a form acceptable to the Committee. The Committee may prescribe and include in applicable Award Agreements other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Paragraph 14 shall be null and void. Notwithstanding the foregoing, no Award may be transferred for value or consideration.

        15.    Adjustments.

          (a)   The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

          (b)   In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, then (1) the number of shares of Common Stock reserved under this Plan, (2) the number of shares of Common Stock covered by outstanding Awards in the form of Common Stock or units denominated in Common Stock, (3) the Exercise Price or other price in respect of such Awards, (4) the Stock-Based Award Limitations, and (5) the appropriate Fair Market Value and other price determinations for such Awards shall each be proportionately adjusted by the Committee as appropriate to reflect such transaction. In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting the Common Stock or any distribution to holders of Common Stock of securities or property (other than normal cash dividends or dividends payable in Common Stock), the Committee shall make appropriate adjustments to (i) the number and kind of shares of Common Stock covered by Awards in the form of Common Stock or units denominated in Common Stock, (ii) the Exercise Price or other price in respect of such Awards, (iii) the appropriate Fair Market Value and other price determinations for such Awards, and (iv) the Stock-Based Award Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

          (c)   In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee may make such adjustments to Awards or other provisions for the disposition of Awards as it deems equitable, and shall be authorized, in its discretion, (1) to provide for the substitution of a new Award or other arrangement (which, if applicable, may be exercisable for such property or stock as the Committee determines) for an Award or the assumption of the Award, regardless of whether in a transaction to which Code Section 424(a) applies, (2) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction and provide Fair Market Value for any Award so terminated, or (3) to cancel any such Awards and to deliver to the Participants cash in an amount that the Committee shall determine in its sole discretion is equal to the Fair Market Value of such Awards on the date of such event.

          (d)   No adjustment or substitution pursuant to this Paragraph 15 shall be made in a manner that results in noncompliance with the requirements of Code Section 409A, to the extent applicable.

        16.    Restrictions.    No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

        17.    Unfunded Plan.    This Plan is unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock or rights thereto under this Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto, nor shall this Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award of cash, Common Stock or rights thereto under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. None of the Company, the Board or the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan. With respect to this Plan and any Awards granted hereunder, Participants are general and unsecured creditors of the Company and have no rights or claims except as otherwise provided in this Plan or any applicable Award Agreement.

        18.    Code Section 409A.

          (a)   Awards made under this Plan are intended to comply with or be exempt from Code Section 409A, and ambiguous provisions hereof, if any, shall be construed and interpreted in a manner consistent with such intent. No payment, benefit or consideration shall be substituted for an Award if such action would result in the imposition of taxes under Code Section 409A. Notwithstanding anything in this Plan to the contrary, if any Plan provision or Award under this Plan would result in the imposition of an additional tax under Code Section 409A, that Plan provision or Award shall be reformed, to the extent permissible under Code Section 409A, to avoid imposition of the additional tax, and no such action shall be deemed to adversely affect the Participant's rights to an Award.

          (b)   Unless the Committee provides otherwise in an Award Agreement, each Restricted Stock Unit Award, Performance Unit Award or Cash Award (or portion thereof if the Award is subject to a vesting schedule) shall be settled no later than the 15th day of the third month after the end of the first calendar year in which the Award (or such portion thereof) is no longer subject to a "substantial risk of forfeiture" within the meaning of Code Section 409A. If the Committee determines that a Restricted Stock Unit Award, Performance Unit Award or Cash Award is intended to be subject to Code Section 409A, the applicable Award Agreement shall include terms that are designed to satisfy the requirements of Code Section 409A.

          (c)   If the Participant is identified by the Company as a "specified employee" within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which the Participant has a "separation from service" (other than due to death) within the meaning of Treasury Regulation § 1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of (1) the first business day following the expiration of six months from the Participant's separation from service, (2) the date of the Participant's death, or (3) such earlier date as complies with the requirements of Code Section 409A.

        19.    Awards to Foreign Nationals and Employees Outside the United States.    The Committee may, without amending this Plan, (1) establish special rules applicable to Awards granted to Participants who are foreign nationals, are employed or otherwise providing services outside the United States, or both, including rules that differ from those set forth in this Plan, and (2) grant Awards to such Participants in accordance with those rules.

        20.    Governing Law.    This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Delaware.

        21.    Right to Continued Service or Employment.    Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment or other service relationship with the Company or its Subsidiaries at any time, nor confer upon any Participant any right to continue in the capacity in which he is employed or otherwise serves the Company or its Subsidiaries.

        22.    Clawback Right.    Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company pursuant to any applicable law, regulation, or stock exchange listing requirement, and under any clawback policy adopted by the Company whether before or after the date of grant of the Award.

        23.    Usage.    Words used in this Plan in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

        24.    Headings.    The headings in this Plan are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Plan.

        25.    Effectiveness.    This Plan was initially approved by the Company's stockholders at the annual meeting on July 29, 2013 and its amendment and restatement was approved by the Company's stockholders at the annual meeting on May 4, 2016. This Plan is effective as of the Effective Date and shall continue in effect for a term of 10 years commencing on the Effective Date, unless earlier terminated by action of the Board.

ATTACHMENT A

JONES ENERGY, INC. 2013 OMNIBUS INCENTIVE PLAN

DEFINITION OF
CHANGE IN CONTROL

        Except as otherwise provided in an Award Agreement, for purposes of this Plan, a "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following after the date hereof:

  (a)
  40% Ownership Change:    Any Person, the Company, or an Affiliate, other than the Jones Family Entities or Metalmark Capital, makes an acquisition of Outstanding Voting Stock and is, immediately thereafter, the beneficial owner of 40% or more of the then Outstanding Voting Stock, unless such acquisition is made directly from the Company in a transaction approved by a majority of the Incumbent Directors; or any group is formed that is the beneficial owner of 40% or more of the Outstanding Voting Stock; or

  (b)
  Major Mergers and Acquisitions:    Consummation of a Business Combination unless, immediately following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Voting Stock immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of the then outstanding shares of voting stock of the parent corporation resulting from such Business Combination in substantially the same relative proportions as their ownership, immediately before such Business Combination, of the Outstanding Voting Stock, (ii) no Person (other than any corporation resulting from such Business Combination or Jones Family Entities or Metalmark Capital) beneficially owns, directly or indirectly, 40% or more of the then outstanding shares of voting stock of the parent corporation resulting from such Business Combination and (iii) a majority of the members of the board of directors of the parent corporation resulting from such Business Combination were Incumbent Directors of the Company immediately before consummation of such Business Combination; or

  (c)
  Major Asset Dispositions:    Consummation of a Major Asset Disposition unless, immediately following such Major Asset Disposition, (i) individuals and entities that were beneficial owners of the Outstanding Voting Stock immediately before such Major Asset Disposition beneficially own, directly or indirectly, more than 70% of the then outstanding shares of voting stock of the Company (if it continues to exist) and of the entity that acquires the largest portion of such assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) and (ii) a majority of the members of the Board (if it continues to exist) and of the entity that acquires the largest portion of such assets (or the entity, if any, that owns a majority of the outstanding voting stock of such acquiring entity) were Incumbent Directors of the Company immediately before consummation of such Major Asset Disposition.

        Anything in this definition to the contrary notwithstanding, no Change in Control shall be deemed to have occurred unless such event constitutes an event specified in Code Section 409A(a)(2)(A)(v) and the Treasury Regulations promulgated thereunder.

        For purposes of the definition of a "Change in Control",

  (1)
  "Affiliate" means an Affiliate within the meaning of Rule 12b-2 promulgated under Section 12 of the Exchange Act.

  (2)
  "beneficial owner" is used as it is defined for purposes of Rule 13d-3 under the Exchange Act;

  (3)
  "Business Combination" means

  (x)
  a merger or consolidation involving the Company or its stock or

AA-1

    (y)
    an acquisition by the Company, directly or through one or more subsidiaries, of another entity or its stock or assets;

  (4)
  "election contest" is used as it is defined for purposes of Rule 14a-11 under the Exchange Act;

  (5)
  "group" is used as it is defined for purposes of Section 13(d)(3) of the Exchange Act;

  (6)
  "Incumbent Director" means a director of the Company (x) who was a director of the Company on the effective date of the Plan or (y) who becomes a director after such date and whose election, or nomination for election by the Company's stockholders, was approved by a vote of a majority of the Incumbent Directors at the time of such election or nomination, except that any such director will not be deemed an Incumbent Director if his or her initial assumption of office occurs as a result of an actual or threatened election contest or other actual or threatened solicitation of proxies by or on behalf of a Person other than the Board;

  (7)
  "Jones Family Entities" means entities directly or indirectly controlled by Jonny Jones, Chairman and Chief Executive Officer of the Company, and/or his immediate family.

  (8)
  "Major Asset Disposition" means the sale or other disposition in one transaction or a series of related transactions of 80% or more of the assets of the Company and its subsidiaries on a consolidated basis; and any specified percentage or portion of the assets of the Company will be based on fair market value, as determined by a majority of the Incumbent Directors.

  (9)
  "Metalmark Capital" means Metalmark Capital Partners (C) II, L.P. and its affiliated investment funds.

  (10)
  "Outstanding Voting Stock" means outstanding voting securities of the Company entitled to vote generally in the election of directors; and any specified percentage or portion of the Outstanding Voting Stock (or of other voting stock) is determined based on the combined voting power of such securities;

  (11)
  "parent corporation resulting from a Business Combination" means the Company if its stock is not acquired or converted in the Business Combination and otherwise means the entity which as a result of such Business Combination owns the Company or all or substantially all the Company's assets either directly or through one or more subsidiaries; and

  (12)
  "Person" means an individual, entity or group.

AA-2

Appendix B

JONES ENERGY, INC.
SHORT TERM INCENTIVE PLAN
(Amended and Restated as of May 4, 2016)

        1.    Purpose:    The purpose of the Jones Energy, Inc. Short Term Incentive Plan (the "Plan") is to encourage a high level of corporate performance through the establishment of predetermined corporate, Subsidiary or business unit and/or individual goals, the attainment of which will require a high degree of competence and diligence on the part of those Employees (including officers) of Jones Energy, Inc., a Delaware corporation (the "Company") or of its participating Subsidiaries selected to participate in the Plan, and which will be beneficial to the owners and customers of the Company.

        2.    Definitions:    Unless the context otherwise clearly requires, the following definitions are applicable to the Plan:

          Award:    An incentive compensation award granted to a Participant with respect to a particular Plan Year pursuant to any applicable terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

          Board:    The Board of Directors of the Company.

          Code:    The Internal Revenue Code of 1986, as amended.

          Committee:    The Compensation Committee of the Board or any successor committee of the Board designated by the Board consisting of at least two directors.

          Company:    Jones Energy, Inc. or any successor thereto.

          Compensation:    Compensation or eligible earnings during the year means the actual base salary paid to a salaried exempt Participant during the Plan Year, including vacation, holiday and sick time. Compensation or eligible earnings during the year means the actual gross wages paid to a hourly or salaried non-exempt Participant during the Plan Year, including vacation, holiday and sick time. Eligible earnings exclude all special payments, bonuses, allowances, reimbursements and payments in lieu of overtime, but include overtime pay in a manner consistent with the requirements of applicable labor law.

          Employee:    An employee of the Company or any of its Subsidiaries who is a regular full or part-time employee and who regularly works at least 20 hours per week.

          Employer:    The Company and each Subsidiary which is designated by the Committee as an Employer under this Plan.

          Exchange Act:    The Securities Exchange Act of 1934, as amended from time to time.

          Participant:    An Employee who is selected to participate in the Plan.

          Payment Date:    The date an Award shall be paid as provided in Section 8(b) of the Plan.

          Performance Award:    An Award made to a Participant pursuant to this Plan that is subject to the attainment of one or more Performance Goals.

          Performance Goals:    The performance objectives of the Company, its Subsidiaries or its business units and/or individual Participants established for the purpose of determining the level of Awards, if any, earned during a Plan Year.

          Plan:    This Jones Energy, Inc. Short Term Incentive Plan, as amended and restated as of May 4, 2016 and as thereafter amended from time to time.

          Plan Year:    The calendar year.

          Subsidiary:    A subsidiary corporation with respect to the Company as defined in Section 424(f) of the Code.

        A pronoun or adjective in the masculine gender includes the feminine gender, and the singular includes the plural, unless the context clearly indicates otherwise.

        3.    Participation:    The Committee shall select the Employees who will be Participants for each Plan Year. No Employee shall at any time have the right (a) to be selected as a Participant in the Plan for any Plan Year, (b) if so selected, to be entitled to an Award, or (c) if selected as a Participant in one Plan Year, to be selected as a Participant in any subsequent Plan Year. The terms and conditions under which a Participant may participate in the Plan shall be determined by the Committee in its sole discretion.

        4.    Eligibility:    Except as otherwise determined by the Committee, only Employees who (a) are employed on the last day of the Plan Year and (b) are employed on the Payment Date are eligible for the payment of an Award under the Plan.

        5.    Plan Administration:    The Plan shall be administered by the Committee. All decisions of the Committee shall be binding and conclusive on the Participants. The Committee, on behalf of the Participants, shall enforce this Plan in accordance with its terms and shall have all powers necessary for the accomplishment of that purpose, including, but not by way of limitation, the following powers:

          (a)   To select the Participants;

          (b)   To interpret, construe, approve and adjust all terms, provisions, conditions and limitations of this Plan;

          (c)   To decide any questions arising as to the interpretation or application of any provision of the Plan;

          (d)   To prescribe forms and procedures to be followed by Employees for participation in the Plan, or for other occurrences in the administration of the Plan;

          (e)   To establish the terms and conditions of any Agreement under which an Award may be earned and paid; and

          (f)    In addition to all other powers granted herein, the Committee shall make and enforce such rules and regulations for the administration of the Plan as are not inconsistent with the terms set forth herein.

        No member of the Committee or officer of the Company to whom the Committee has delegated authority in accordance with the provisions of Section 6 of this Plan shall be liable for anything done or omitted to be done by him, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his own willful misconduct or as expressly provided by statute.

        6.    Delegation of Authority:    The Committee may delegate any of its authority (i) to select Participants, (ii) grant Awards and (iii) determine the value of Awards granted to Participants to any other committee of the Board or to the Company's Chief Executive Officer, provided such delegation is made in writing and specifically sets forth such delegated authority. The foregoing notwithstanding, the Committee may not delegate its authority with respect to Awards granted to a Participant who is subject to Code Section 162(m). The officers of the Company, for and on behalf of the Company, may engage or authorize the engagement of a third party administrator to carry out administrative functions under this Plan. Any such delegation hereunder shall only be made to the extent permitted by applicable law.

        7.     Awards:

          (a)    General.    The Committee shall determine the terms and conditions of Awards to be made under this Plan and shall designate from time to time the individuals who are to be the recipients of Awards. Awards may also be made in combination or in tandem with, in replacement of, or as alternative to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Award may provide for the grant or issuance of additional, replacement or alternative Awards upon the occurrence of specified events. All or part of an Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific individual and/or business objectives, increases in specified indices, attainment of specified growth rates and other comparable measurements of performance. Unless specified otherwise by the Committee, the amount payable pursuant to an Award shall be based on a percentage of the Participant's Compensation.

          (b)    Performance Awards.    An Award may be in the form of a Performance Award. A Performance Award shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals, which together with any approved exclusions (as set forth in the below paragraph), shall be established by the Committee (x) no later than 90 days after the commencement of such period of service to which the Performance Goal relates and (y) prior to the lapse of 25% of such period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the individual, one or more business units of the Company, or the Company as a whole. Any Performance Goals that are financial metrics, may be determined in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"), in accordance with accounting principles established by the International Accounting Standards Board ("IASB Principles"), or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP or under IASB Principles. Performance Goals shall be based upon targets established by the Committee with respect to one or more of the following financial or operational factors, as applied to the Company or a business unit, as applicable: (1) earnings per share; (2) production; (3) increase in cash flow; (4) increase in cash flow from operations; (5) increase in cash flow return; (6) return on net assets; (7) return on assets; (8) return on investment; (9) return on capital; (10) return on equity; (11) economic value added; (12) operating margin; (13) increase in production; (14) net income; (15) net income per share; (16) pretax earnings; (17) pretax earnings before interest, depreciation and amortization; (18) pretax earnings before interest, depreciation, amortization and exploration; (19) pretax operating earnings after interest expense and before incentives, service fees, and infrequent or unusual items; (20) total stockholder return; (21) debt reduction; (22) finding and development costs; (23) operating income; (24) internal rate of return; (25) safety; (26) operating expenses; (27) general and administrative expenses; (28) capital efficiency; (29) reserve replacement cost; and (30) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index, Russell 2000 or a group of comparable companies.

        At the time it establishes the Performance Goals, the Committee may provide for the impact of an event or occurrence which the Committee determines should appropriately be excluded or included, including (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) infrequent and unusual items as defined by the Company's auditors and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (f) acquisitions or divestitures, (g) foreign exchange gains and losses and (h) settlement of hedging activities.

        Prior to the payment of any compensation based on the achievement of Performance Goals, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. The Committee, in its sole discretion, may decrease the amount payable pursuant to a Performance Award, but in no event shall the Committee have discretion to increase the amount payable to a Participant who is a "Covered Employee" as defined under Code Section 162(m) and accompanying guidance issued thereunder pursuant to a Performance Award in a manner inconsistent with the requirements for qualified performance-based compensation under Code Section 162(m). However, the Committee may increase the amount of a Performance Award to any Participant who is not a Covered Employee. For purposes of clarity, the Committee may exercise the discretion provided for by the foregoing in a non-uniform manner among Participants.

        In interpreting Plan provisions applicable to Performance Goals and Performance Awards, it is the intent of the Plan to conform with the standards of Code Section 162(m) applicable to qualified performance-based compensation, and the Committee in establishing such Performance Goals and interpreting the Plan shall be guided by such provisions (including, for the avoidance of doubt, any transition relief afforded thereunder). Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards pursuant to this Plan shall be determined by the Committee. No Participant may be granted Performance Awards which will result in the payment of more than $5,000,000 per Plan Year. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section, to the extent required by Code Section 162(m).

        8.    Payment of Awards:    The Committee has sole and absolute authority and discretion to determine whether an Award shall be paid under this Plan and if so such payment will be made in accordance with the following:

          (a)    Form of Payment:    In the discretion of the Committee, payment of Awards shall be made in (i) a lump sum cash payment, (ii) Company common stock available under the Company's Long Term Incentive Plan or other equity plan or (iii) a combination of (i) and (ii). Award payments may be subject to such restrictions as the Committee shall determine.

          (b)    Date of Payment:    Payment of any Awards for a Plan Year ("Award Plan Year") shall be made as soon as practicable after the close of the Award Plan Year (as determined by the Committee), but in no event later than March 15th of the Plan Year immediately following the close of the Award Plan Year ("Payment Date").

        9.    Assignability:    Unless otherwise determined by the Committee and provided in the Agreement, no Award or any other benefit under this Plan shall be assignable or otherwise transferable, except by will or the laws of descent and distribution. Any attempted assignment of an Award or any other benefit under this Plan in violation of this Section 9 shall be null and void.

        10.    Tax Withholding:    The Company shall have the right to withhold applicable taxes from any Award payment and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes.

        11.    Finality of Determinations:    Any determination by the Committee in carrying out or administering this Plan shall be final and binding for all purposes and upon all interested persons and their heirs, successors, and personal representatives.

        12.    Employee Rights Under the Plan:    No Employee or other person shall have any claim or right to be granted an Award under this Plan. Neither the Plan nor any action taken thereunder shall be construed as giving an Employee any right to be retained in the employ of the Company or an Employer. No Participant shall have any lien on any assets of the Company or an Employer by reason of any Award made under this Plan.

        13.    Amendment, Modification, Suspension or Termination:    The Board may amend, modify, suspend or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that (a) no amendment or alteration that would materially and adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant and (b) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company; provided, however, that clause (b) shall only apply if, and to the extent, such approval is required by applicable legal requirements.

        14.    Governing Law:    This Plan and all determinations made and actions taken pursuant hereto, shall be governed by and construed in accordance with the laws of the State of Delaware.

        15.    Effective Date:    The Plan is effective as of July 29, 2013 and is amended and restated effective as of May 4, 2016.

        16.    Exclusion from Section 409A:    This Plan is intended to provide "short-term deferrals" as described in Treasury Regulation § 1.409A-1(b)(4) under Section 409A of the Code (or successor guidance thereto), and not to be a "nonqualified deferred compensation plan" for purposes of Section 409A of the Code. The Plan shall be administrated and interpreted consistent with that intent.

        17.    Clawback Right:    Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company pursuant to any applicable law, regulation, or stock exchange listing requirement, and under any clawback policy adopted by the Company whether before or after the date of grant of the Award.

        18.    Unfunded Status of Plan:    The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

JONES ENERGY, INC. Annual Meeting of Stockholders May 4, 2016 9:30 AM Central Time THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints Jonny Jones and Mike S. McConnell, and each of them, as proxies, with the full power of substitution and revocation as to each of them, to represent the undersigned and to vote all of the shares of Common Stock of JONES ENERGY, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 4, 2016, and any adjournment or postponement thereof, upon the matters set forth on the reverse side. THIS PROXY, WHEN PROPERLY EXECUTED, WlLL BE VOTED AS DlRECTED, OR IF NO DIRECTION IS INDICATED, THE NAMED PROXIES WlLL VOTE “FOR ALL” ON THE ELECTION OF DIRECTOR NOMINEES, “FOR” PROPOSALS 2, 3, 4 AND IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. TO BE VALID, THIS PROXY MUST BE SIGNED. CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held May 4, 2016. The Proxy Statement and our 2015 Annual Report to Stockholders are available at: http://www.viewproxy.com/jonesenergy/2016

Please mark your votes like this  The Board of Directors recommends you vote FOR the following proposals: The Board of Directors recommends you vote FOR the following: FOR  AGAINST ABSTAIN FOR ALL  WITHHOLD FOR ALL  FOR ALL EXCEPT  1. ELECTION OF CLASS III DIRECTORS Nominees: 2. The ratification of the appointment of PricewaterhouseCoopers LLP as our    independent registered public accounting firm for the fiscal year ending December 31, 2016; 01 Alan D. Bell 02 Gregory D. Myers 3. The approval of the Amended and Restated    Jones Energy, Inc. 2013 Omnibus Incentive INSTRUCTIONS: To withhold authority to vote for any individual, mark, “For All Except” and write the nominee’s name(s) on the line below. Plan; and  4. The approval of the Amended and Restated    Jones Energy, Inc. 2013 Short-Term Incentive Plan NOTE: Such other business as may properly come before the meeting or any adjournment thereof. I plan on attending the meeting  Date: Signature Signature (if held jointly) NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in the partnership name by authorized person. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.)  CONTROL NUMBER PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.  TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.